                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Ryder System, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(Ryder Logo)




                         Notice of 2001 Annual Meeting
                              and Proxy Statement








Ryder System, Inc.

RYDER SYSTEM, INC.
3600 N.W. 82nd Avenue
Miami, Florida 33166
                                                                    (RYDER LOGO)

TO THE SHAREHOLDERS OF RYDER SYSTEM, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders on Friday, May 4, 2001, at 11:00 A.M., at the Doral Golf Resort and Spa, located in Miami, Florida.

The proposals to be acted upon at the Meeting include the election of directors, the ratification of an amendment to the Ryder System, Inc. 1995 Stock Incentive Plan, the ratification of an amendment to the Ryder System, Inc. Directors Stock Plan and the ratification of the appointment of KPMG LLP as independent auditors for fiscal year 2001. The Company supports these proposals and recommends a vote in favor of them.

It is important that your shares be represented at the Meeting. Accordingly, even if you plan to attend the Meeting, please sign, date and promptly mail the enclosed proxy card in the postage-prepaid envelope or vote by telephone or using the Internet as instructed on the enclosed proxy card.

On behalf of the Board of Directors and management, thank you for your cooperation and continued support.

Sincerely,

/s/ M. ANTHONY BURNS

M. Anthony Burns
Chairman of the Board

/s/ GREGORY T. SWIENTON
Gregory T. Swienton
President and Chief Executive Officer

March 23, 2001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 4, 2001

The Annual Meeting of Shareholders of Ryder System, Inc. will be held at the Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida, on Friday, May 4, 2001, at 11:00 A.M., for the following purposes:

     (1) To elect three directors;

     (2) To ratify an amendment to the Ryder System, Inc. 1995 Stock Incentive Plan;

     (3) To ratify an amendment to the Ryder System, Inc. Directors Stock Plan;

     (4) To ratify the appointment of KPMG LLP as auditors for the Company; and

     (5) To transact such other business as may properly come before the Annual Meeting and any adjournment of the Meeting.

Only Shareholders of record of the Company's Common Stock at the close of business on March 7, 2001 are entitled to vote in person or by proxy at the Annual Meeting or any adjournment of the Meeting.

The 2000 Annual Report of the Company has been mailed with this Notice and Proxy Statement to each Shareholder entitled to vote at the Annual Meeting.

                               RYDER SYSTEM, INC.

                               /s/ Vicki A. O'Meara
                               Vicki A. O'Meara
                               Executive Vice President,
                               General Counsel and Secretary

March 23, 2001
Miami, Florida

                            YOUR VOTE IS IMPORTANT!

Please sign, date and return the accompanying proxy card in the enclosed postage-prepaid envelope as promptly as possible, or vote via the Internet or by telephone in accordance with the instructions set forth on the proxy card.

If you will need auxiliary aids or services to attend the Annual Meeting because of a disability , please contact the Secretary prior to the Meeting at Ryder System, Inc., 3600 N.W. 82nd Avenue, Miami, Florida 33166 or at (305) 500-3726.

--------------------------------------------------------------------------------

RYDER SYSTEM, INC.
3600 N.W. 82ND AVENUE
MIAMI, FLORIDA 33166                                                  RYDER LOGO

---------------------------------------------
TABLE OF CONTENTS                        PAGE
---------------------------------------------
Proxy Statement                             1
Solicitation and Voting of Proxies          1
Policy of Confidential Voting               1
Cost of Solicitation                        2
Procedures for the Meeting                  2
Participants in the 401(k) Plan             2
Outstanding Voting Stock                    2
Election of Directors (Item No. 1)          3
Board of Directors and Committees of
  the Board                                 8
Compensation of Directors                   9
Certain Relationships                      10
Amendment to the Ryder System, Inc.
  1995 Stock Incentive Plan (Item No.
  2)                                       11
Amendment to the Ryder System, Inc.
  Directors Stock Plan (Item No. 3)        13
Selection of Auditors (Item No. 4)         15
Audit Committee Report                     16
Beneficial Ownership of Shares             17
Compensation Committee Report on
  Executive Compensation                   19
Compensation of Executive Officers         22
Option Grants                              23
Aggregated Option Exercises and Fiscal
  Year-End Option Values                   24
Pension Benefits                           24
Stock Performance                          26
Submission of Shareholder Proposals for
  the 2002 Annual Meeting                  27
Audit Committee Functions                 A-1
Ryder System, Inc. 1995 Stock Incentive
  Plan                                    B-1
Ryder System, Inc. Directors Stock Plan   C-1
---------------------------------------------
---------------------------------------------

                                PROXY STATEMENT

                               RYDER SYSTEM, INC.
                             3600 N.W. 82ND AVENUE
                              MIAMI, FLORIDA 33166

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ryder System, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting" or "Meeting") to be held at 11:00 A.M. on Friday, May 4, 2001, at the Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida, and at any adjournment of the Meeting. This Proxy Statement and the accompanying proxy card are being distributed on or about March 30, 2001 to holders of the Company's common stock ("Shareholder(s)") entitled to vote at the Meeting.

The manner in which your shares of common stock, par value $0.50 per share, of the Company ("Common Stock," "Common Share(s)" or "Share(s)") may be voted by proxy depends on how your Shares are held. If you own Shares of record, meaning that your Shares are represented by certificates or book entries in your name so that you appear as a Shareholder on the records of our stock transfer agent, a proxy card for voting those Shares will be included with this Proxy Statement. You may vote those Shares by completing, signing and returning the proxy card in the enclosed envelope. Alternatively, by following the instructions on your proxy card, you may vote those Shares via the Internet at www.eproxyvote.com/r or telephonically by calling 1-877-779-8683. Proxies submitted through the Internet or by telephone through Equiserve L.P. as described above must be received by 11:59 P.M. on May 3, 2001.

If you own Shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this Proxy Statement, which you may use to instruct how your Shares should be voted. Just as with a proxy card, you may vote those Shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of Shares and provide instructions for using those services on the voting instruction form. You may vote your Shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form. Votes submitted through the Internet or by telephone must be received by 11:59 P.M. on May 3, 2001.

A Proxy Committee consisting of Gregory T. Swienton, Corliss J. Nelson and Vicki
A. O'Meara will vote the Shares represented by each proxy returned to the Company by mail or submitted through the Internet or by telephone. Shares for proxies which are properly executed and returned, or properly voted via the Internet or by telephone, will be voted in accordance with the directions noted thereon or in the absence of directions, the Shares represented by such proxies will be voted in favor of the election of each director nominated in this Proxy Statement, in favor of amending the Ryder System, Inc. 1995 Stock Incentive Plan, in favor of amending the Ryder System, Inc. Directors Stock Plan and in favor of the ratification of KPMG LLP as auditors for the Company.

Any Shareholder submitting a proxy by mail has the power to revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date or by appearing at the Meeting and voting in person. To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

                         POLICY OF CONFIDENTIAL VOTING

It is the Company's policy that all proxies, ballots and vote tabulations that identify the particular vote of a Shareholder be kept confidential, except that disclosure may be made: (i) to allow the independent election inspectors to certify the results of the vote; (ii) as necessary to meet applicable legal requirements, including the pursuit or defense of judicial actions; or (iii) in the event of a proxy or consent solicitation in opposition to the Company based on an opposition proxy or consent statement filed, or required to be filed, with the Securities and Exchange Commission (the "SEC"). Accordingly, proxy cards are returned in envelopes addressed to the tabulator, who receives, inspects and tabulates the proxies. The final tabulation is inspected by the inspectors of election. Both the tabulator and the inspectors are independent of the Company, its directors, officers and employees. Except as described above, information as to the voting instructions given by individuals who are participants in the Ryder System, Inc. Employee Savings Plan (the "401(k) Plan") will not be disclosed to management by the trustee of the 401(k) Plan. Information as to which Shareholders have not voted and periodic status reports on the aggregate vote will be available to the Company.

                              COST OF SOLICITATION

The cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement, will be borne by the Company. The Company has retained D. F. King & Co., Inc. to aid in the solicitation of proxies. For its services, D. F. King & Co., Inc. will receive a fee estimated at $18,000 plus reimbursement of reasonable out-of-pocket expenses. The Company does not otherwise expect to pay any compensation for the solicitation of proxies, but will reimburse brokers and nominees for their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communication.

                           PROCEDURES FOR THE MEETING

The presence, in person or by proxy, of the holders of a majority of the outstanding Shares entitled to vote is necessary at the Meeting to constitute a quorum. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws. Those procedures include the requirement that any Shareholder who desires either to bring a Shareholder proposal before an annual meeting or to nominate a person for election as a director at an annual meeting give written notice, prior to such annual meeting, to the Company with respect to the proposal or nominee. The Chairman of the Meeting may refuse to acknowledge any Shareholder proposal or nomination for director not made in accordance with the foregoing.

The Board of Directors does not anticipate that any matters other than those set forth in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly brought before the Meeting, proxies will be voted in accordance with the judgment of the Proxy Committee.

                        PARTICIPANTS IN THE 401(k) PLAN

If a Shareholder is a participant in the 401(k) Plan, the proxy card represents the number of full Shares held for the benefit of the participant in the 401(k) Plan as well as any Shares registered in the participant's name. Thus, a proxy card for such a participant grants a proxy for Shares registered in the participant's name and serves as a voting instruction for the trustee of the 401(k) Plan for the Share account in the participant's name.

                            OUTSTANDING VOTING STOCK

Only holders of Common Stock of record at the close of business on March 7, 2001 are entitled to vote at the Annual Meeting or any adjournment of the Meeting. On March 7, 2001, the Company had 59,926,046 Shares outstanding. All such Shares may be voted at the Annual Meeting and each outstanding Share is entitled to one vote. Neither broker non-votes nor abstentions are counted, in whole or in part, as affirmative votes.

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                             ELECTION OF DIRECTORS

                                  (ITEM NO. 1)

This proposal is for the election of David I. Fuente, Corliss J. Nelson and Christine A. Varney, who have been duly nominated by the Board of Directors to serve a term of office expiring at the 2004 Annual Meeting. In the event that one of these nominees becomes unavailable to serve (which is not anticipated), the proxy gives the Proxy Committee the authority to vote for such other person as it may select.

The Company has three classes of directors serving staggered three-year terms. Serving in the class of directors whose term expires at the 2001 Annual Meeting are Vernon E. Jordan, Jr., Corliss J. Nelson and Christine A. Varney. The term of office of Joseph L. Dionne, David I. Fuente, David T. Kearns, and Lynn M. Martin expires at the 2002 Annual Meeting. M. Anthony Burns, Edward T. Foote II, John A. Georges and Gregory T. Swienton are currently serving a term that expires at the 2003 Annual Meeting.

On July 27, 2000, Corliss J. Nelson was appointed by the Board of Directors to serve in the class of directors whose term expires at the 2001 Annual Meeting.

The term of office of Vernon E. Jordan, Jr. expires at the 2001 Annual Meeting and Mr. Jordan will not stand for re-election.

David I. Fuente was elected to serve in the class of directors whose term expires at the 2002 Annual Meeting, but Mr. Fuente will stand for re-election this year to achieve a balance in the number of directors serving in each class of directors.

Alva O. Way will retire as a member of the Board of Directors effective May 4, 2001, at which time he will be appointed Director Emeritus by the Board of Directors.

The following material sets forth the name of each nominee and of each director continuing in office, a description of positions and offices with the Company, any other principal occupation, business experience during at least the last five (5) years, certain directorships presently held, age and length of service as a director of the Company.

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the election of each nominee to the Board of Directors.

--------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR
FOR A TERM OF OFFICE EXPIRING AT THE 2004 ANNUAL MEETING
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
David I. Fuente Photo     DAVID I. FUENTE                             Mr. Fuente is Chairman of the Board of
                          Chairman, Office Depot, Inc.                Office Depot, Inc. Mr. Fuente served as
Director since 1998       Chairman--Compensation Committee            Chairman and Chief Executive Officer of
Age 55                    Member-- Committee on Directors and Public  Office Depot from 1987, one year after the
                                  Responsibility                      company was founded, to June 2000 when he
                                                                      retired as Chief Executive Officer. Before
                                                                      joining Office Depot, Mr. Fuente served for
                                                                      eight years at Sherwin-Williams as President
                                                                      of the Paint Stores Group. Before joining
                                                                      Sherwin- Williams, he was Director of
                                                                      Marketing at Gould, Inc.

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
Corliss J. Nelson Photo   CORLISS J. NELSON                           On May 1, 1999, Mr. Nelson joined Ryder
                          Senior Executive Vice President and         System, Inc. as Senior Executive Vice
Director since 2000       Chief Financial Officer,                    President and Chief Financial Officer.
Age 56                    Ryder System, Inc.                          Before joining Ryder, Mr. Nelson was
                                                                      President of Koch Capital Services, Inc., a
                                                                      subsidiary of Koch Industries, Inc. and Vice
                                                                      President of Koch Industries, Inc. He joined
                                                                      Koch Industries in 1978 as Assistant
                                                                      Corporate Controller. Two years later, he
                                                                      was given responsibility for a real estate
                                                                      subsidiary, which he managed for three years
                                                                      until it was sold. He then became Treasurer
                                                                      of Koch Industries, a position he held for
                                                                      eight years, until moving to Koch Capital
                                                                      Services in 1992. Before joining Koch
                                                                      Industries, Inc., Mr. Nelson held various
                                                                      financial positions with Cessna Aircraft
                                                                      Company and Rockwell International
                                                                      Corporation.

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
Christine A. Varney       CHRISTINE A. VARNEY                         Ms. Varney is a Partner in the law firm of
Photo                     Partner, Hogan & Hartson LLP                Hogan & Hartson LLP, which she rejoined in
Director since 1998       Member--Audit Committee                     1997 after five years in government service.
Age 45                    Member-- Committee on Directors and Public  She leads the Internet Law practice group
                                  Responsibility                      for the firm. Ms. Varney served as a Federal
                                                                      Trade Commissioner from 1994 to 1997 and as
                                                                      a Senior White House Advisor to the
                                                                      President from 1993 to 1994. She also served
                                                                      as Chief Counsel to the President's Campaign
                                                                      in 1992 and as General Counsel to the
                                                                      Democratic National Committee from 1989 to
                                                                      1992. Prior to her government service, Ms.
                                                                      Varney practiced law with the firms of
                                                                      Pierson, Semmes & Finley (1986 to 1988) and
                                                                      Surrey & Morse (1984 to 1986).

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                                        4

DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------


M. Anthony Burns Photo    M. ANTHONY BURNS                            Mr. Burns, who joined the Company in 1974,
                          Chairman of the Board,                      was elected a director, President and Chief
Director since 1979       Ryder System, Inc.                          Operating Officer of the Company in December
Age 58                                                                1979. Effective January 1, 1983, he was
                                                                      elected to the position of Chief Executive
                                                                      Officer of the Company, and on May 3, 1985,
                                                                      he became Chairman of the Board. On June 14,
                                                                      1999, Mr. Burns relinquished his office as
                                                                      President of the Company, but remained its
                                                                      Chief Executive Officer and Chairman.
                                                                      Effective November 1, 2000, Mr. Burns
                                                                      retired from his position as Chief Executive
                                                                      Officer of the Company. He serves on the
                                                                      Board of Directors of J. P. Morgan Chase &
                                                                      Co., J.C. Penney Company, Inc., The Black &
                                                                      Decker Corporation and Pfizer Inc. He is a
                                                                      member of The Business Council. He also
                                                                      serves on the Board of Trustees of the
                                                                      University of Miami.

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
Joseph L. Dionne Photo    JOSEPH L. DIONNE                            Mr. Dionne was Chairman of the Board of The
                          Retired Chairman and                        McGraw-Hill Companies from 1983 to 1999. He
Director since 1995       Chief Executive Officer,                    joined McGraw-Hill Book Company in 1967 as
Age 67                    The McGraw-Hill Companies                   Vice President for Research and Development
                                                                      at Educational Developmental Laboratories. A
                          Chairman-- Committee on Directors           year later, he was appointed General Manager
                                       and Public Responsibility      of California Test Bureau and became a Vice
                          Member--Audit Committee                     President of McGraw-Hill Book Company in
                                                                      1970. He held various positions in the
                                                                      company including Executive Vice
                                                                      President-Operations. In 1981, he became
                                                                      President and Chief Operating Officer of
                                                                      McGraw-Hill and held that position until
                                                                      1983 when he became Chairman and Chief
                                                                      Executive Officer. He relinquished the title
                                                                      of Chief Executive Officer in April 1998.
                                                                      Prior to joining McGraw-Hill, Mr. Dionne's
                                                                      experience included teaching, educational
                                                                      administration and consulting work on a
                                                                      number of experimental education projects.
                                                                      He serves on the Board of Directors of AXA
                                                                      Financial, Inc., The Equitable Life
                                                                      Assurance Society of the United States and
                                                                      Harris Corporation. He is a trustee of
                                                                      Hofstra University and Teachers College,
                                                                      Columbia University.

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                                        5

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
Edward T. Foote II Photo  EDWARD T. FOOTE II                          Mr. Foote has been President of the
                          President, University of Miami              University of Miami since 1981. Prior to
Director since 1987                                                   joining the University of Miami, he was
Age 63                    Member--Compensation Committee              Special Advisor to the Chancellor and Board
                          Member-- Committee on Directors             of Trustees, Washington University, from
                          and Public Responsibility                   1980 to 1981. From 1973 to 1980, he was Dean
                                                                      of the Washington University School of Law,
                                                                      and from 1970 to 1973, he was Vice
                                                                      Chancellor, General Counsel and Secretary to
                                                                      the Board of Trustees of Washington
                                                                      University. Prior to that he was an
                                                                      associate with the law firm of Bryan, Cave,
                                                                      McPheeters and McRoberts.

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
John A. Georges Photo     JOHN A. GEORGES                             John A. Georges was Chairman of the Board
                          Retired Chairman and Chief                  and Chief Executive Officer of International
Director since 1993       Executive Officer, International            Paper from 1984 until he retired in April
Age 70                    Paper Company                               1996. Mr. Georges was the President and
                                                                      Chief Operating Officer of International
                          Chairman--Audit Committee                   Paper from 1981. He is a Director of AK
                          Member--Finance Committee                   Steel Holding Corporation. He is a principal
                                                                      of Greenwich Chemical Partners and is an
                                                                      industrial partner of Ripplewood Holdings,
                                                                      LLC. He currently serves as Chairman of the
                                                                      Executive Council of the Harvard Center for
                                                                      Risk Analysis. Mr. Georges is a member of
                                                                      The Business Council, Trustee of the Policy
                                                                      Institute of the Business Council of New
                                                                      York State and a Board Member of the
                                                                      University of Illinois Foundation.

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
David T. Kearns Photo     DAVID T. KEARNS                             Mr. Kearns was Chairman of the New American
Director 1988-1991 and    Chairman Emeritus, New American             Schools from 1993 to 1998 and was Deputy
since 1993                Schools and Retired Chairman and            Secretary of the United States Department of
Age 70                    Chief Executive Officer, Xerox              Education from 1991 through 1993. From 1982
                          Corporation                                 through 1990, Mr. Kearns was Chairman and
                                                                      Chief Executive Officer of Xerox
                          Member--Audit Committee                     Corporation, which he joined in 1971 as a
                          Member--Finance Committee                   Vice President. Prior to joining Xerox, he
                                                                      was a Vice President in the Data Processing
                                                                      Division of International Business Machines
                                                                      Corporation. Mr. Kearns is a member of The
                                                                      Business Council, and is a trustee of the
                                                                      University of Rochester and the Ford
                                                                      Foundation.

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                                        6

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
Lynn M. Martin Photo      LYNN M. MARTIN                              Since serving as Secretary of Labor under
                          Former U.S. Secretary of Labor;             President George Bush from 1991 to 1993, Ms.
Director since 1993       Chairperson, Deloitte & Touche              Martin has served as Chairperson of Deloitte
Age 61                    LLP's Council for the Advancement           & Touche LLP's Council for the Advancement
                          of Women; advisor to Deloitte &             of Women and as an advisor to that firm. She
                          Touche LLP; and Professor, J. L.            is a regular commentator, panelist,
                          Kellogg Graduate School of                  columnist and speaker on radio and
                          Management at Northwestern University       television programs, in national
                                                                      publications and before various business and
                          Member--Compensation Committee              academic groups, with respect to the
                          Member--Finance Committee                   changing global economic and political
                                                                      environment. Prior to serving as Secretary
                                                                      of Labor, Ms. Martin represented the 16th
                                                                      District of Illinois in the U.S. House of
                                                                      Representatives from 1981 to 1991. She also
                                                                      serves as a director of The Procter & Gamble
                                                                      Company, SBC Communications, Inc., Harcourt
                                                                      General, Inc., The Dreyfus Funds, TRW Inc.
                                                                      and Chicago's Lincoln Park Zoo. She is a
                                                                      member of the Council on Foreign Relations.

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
Gregory T. Swienton       GREGORY T. SWIENTON                         Mr. Swienton was named Chief Executive
Photo                     President and Chief Executive               Officer of Ryder System, Inc. on November 1,
Director since 1999       Officer, Ryder System, Inc.                 2000. Mr. Swienton joined Ryder as President
Age 51                                                                and Chief Operating Officer in June 1999.
                                                                      Before joining Ryder, Mr. Swienton was
                                                                      Senior Vice President- Growth Initiatives of
                                                                      Burlington Northern Santa Fe Corporation
                                                                      ("BNSF"), and before that was BNSF's Senior
                                                                      Vice President-Coal and Agricultural
                                                                      Commodities Business Unit. He joined the
                                                                      former Burlington Northern Railroad in June
                                                                      1994 as Executive Vice President-Intermodal
                                                                      Business Unit. Prior to joining Burlington
                                                                      Northern, Mr. Swienton was Executive
                                                                      Director-Europe and Africa of DHL Worldwide
                                                                      Express in Brussels, Belgium from 1991 to
                                                                      1994, and prior to that he was DHL's
                                                                      Managing Director-Western and Eastern Europe
                                                                      from 1988 to 1990, also located in Brussels.
                                                                      For the five years prior to these
                                                                      assignments, Mr. Swienton was Vice President
                                                                      and General Manager of DHL Airways, Inc.
                                                                      From 1972 to 1982, Mr. Swienton held various
                                                                      national account, sales and marketing
                                                                      positions with AT&T and with Illinois Bell
                                                                      Telephone Company. Mr. Swienton serves on
                                                                      the Board of Directors of Harris
                                                                      Corporation, and is on the Board of Trustees
                                                                      of St. Thomas University in Miami.

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                                        7

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors currently consists of 12 members. During 2000, the Board held eight meetings. The Board has established standing Audit, Compensation and Finance Committees and a Committee on Directors and Public Responsibility to assist the Board in the discharge of its responsibilities. The Board may also appoint other committees for specialized functions as appropriate. All of the directors of the Company, other than Mr. Burns, Mr. Swienton and Mr. Nelson, are independent directors (as that term is defined in the Company's By-Laws). The Company's By-Laws provide that a majority of the Board of Directors, and all members of the Compensation Committee and the Committee on Directors and Public Responsibility must be independent directors. Each of the five members of the Audit Committee is independent as such term is defined in Section 303 of the listing standards of the New York Stock Exchange.

The Audit Committee consists of John A. Georges, Chairman, Joseph L. Dionne, Vernon E. Jordan, Jr., David T. Kearns and Christine A. Varney. The Audit Committee met six times in 2000. The Committee is responsible for recommending to the Board the engagement of independent auditors, reviewing the scope of and budget for the annual audit, reviewing with the independent auditors the results of the audit engagement, including the financial statements of the Company, and monitoring the independence of the auditors. The Committee also reviews the scope and results of the Company's internal audit procedures and reviews compliance with Company policies relating to conflicts of interest and business ethics. The Audit Committee Report with regard to activities relating to the December 31, 2000 financial statements is set forth on page 16 of this Proxy Statement. The Committee has adopted a written charter that is reviewed and approved on an annual basis by the Board. A copy of the charter is set forth as Appendix A to this Proxy Statement.

The Compensation Committee consists of David I. Fuente, Chairman, Edward T. Foote II, Lynn M. Martin and Alva O. Way. The Compensation Committee met five times in 2000. The Committee reviews and approves compensation for senior management other than the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer and reviews and recommends to the Board compensation for the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer. The Committee also recommends to the Board the adoption and implementation of new incentive compensation plans, stock option plans and employee benefit plans and reviews non-management Board members' compensation and benefits and recommends changes as appropriate. The Compensation Committee Report on Executive Compensation is set forth on page 19 through 21 of this Proxy Statement.

The Finance Committee consists of Alva O. Way, Chairman, John A. Georges, David
T. Kearns and Lynn M. Martin. The Finance Committee met five times in 2000. The Committee reviews the financial condition and capital structure of the Company, advises the Board with respect to capital appropriations and other financial matters affecting the Company and reviews and recommends to the Board a dividend policy for the Company and any actions to be taken thereunder.

The Committee on Directors and Public Responsibility consists of Joseph L. Dionne, Chairman, Edward T. Foote II, David I. Fuente, Vernon E. Jordan, Jr. and Christine A. Varney. The Committee met four times in 2000. The Committee reviews and recommends criteria for Board membership, reviews the qualifications of and recommends individuals for election as directors and reviews and recommends the function and authority of all Board Committees as well as their composition. The Committee will review nominees suggested by Shareholders submitted in writing to the Secretary of the Company. Any such suggestion should include sufficient information about the proposed nominee to permit the Board of Directors to make an informed determination as to whether the proposed nominee, if elected, would be an independent director, as that term is defined in the Company's By-Laws. Additional responsibilities of the Committee include identifying and analyzing current trends and issues pertaining to public policy, public affairs and corporate responsibility and bringing such matters to the attention of the Board.

The directors spend a considerable amount of time preparing for the Board and Committee meetings and, in addition, are called upon for their counsel between meetings. With the exception of Mr. Jordan, each of the incumbent directors attended more than seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and the Committees on which he or she served in 2000.

                           COMPENSATION OF DIRECTORS

Each director of the Company, other than Mr. Swienton and Mr. Nelson, is entitled to an annual retainer of $21,500 for Board membership and $3,500 for each membership on a major Board Committee. The chairperson of each such Committee is also entitled to an additional retainer of $4,500 per year. The meeting fee payable to directors for telephonic meetings of the Board and for standing Committees of the Board is $1,100. Directors are entitled to a per diem fee of $2,200 for all regular meetings of the Board and of $1,100 for special meetings of the Board or its Committees, together with reimbursement for travel expenses. Neither Mr. Swienton nor Mr. Nelson receive any additional compensation by reason of their membership on the Board or attendance at meetings of any of its Committees.

Mr. Burns will not be paid the annual retainer normally paid to outside directors. The Company has agreed to pay Mr. Burns an annual fee of $400,000 and a $25,000 allowance for perquisites in connection with his continued service as a non-executive Chairman of the Board.

Under the Company's Directors Stock Plan, any eligible director may elect to receive a combination of Common Shares determined by a formula (the "Formula") and $11,500 in cash in lieu of the annual retainer. The Formula provides that the number of Shares granted to a participant will be equal to the nearest number of whole Shares that can be purchased for $15,000 based on the fair market value of the Shares on the date of grant. The Shares will be entitled to cash dividends and full voting rights. None of the Shares may be sold or transferred prior to six months after the date when service as a director ceases. A majority of the eligible directors have elected to participate in the Directors Stock Plan.

Pursuant to the Company's Board of Directors Stock Award Plan, in 2000 all non-employee directors were awarded a stock option grant of 2,500 Shares at an option price based on the fair market value of a Share on the date of grant, vesting in three equal annual installments. In addition, pursuant to the Plan, in 2000 all non-employee directors were awarded a grant of 300 restricted stock units. The restricted stock units vest when service as a director ceases. The stock options and restricted stock units are awarded in addition to the directors' annual cash retainers and meeting attendance fees.

The Company also provides all non-employee directors with $100,000 of accidental death and dismemberment coverage under the Company's travel accident insurance policy, optional coverage under the Company's medical plan and $100,000 of coverage under the Company's group term life insurance policy, resulting in additional average compensation of approximately $3,300 to each such director.

The Company has a Directors' Charitable Award Program under which it intends to make charitable contributions in the name of current and future directors. The program is designed to acknowledge the service of directors and to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. In addition, it enhances the Company's ability to attract and retain directors of the highest caliber and experience. Under the Directors' Charitable Award Program, each current or future director may designate up to two charitable organizations and it is the Company's intention to contribute the sum of $500,000, in 10 annual installments, to the designated organizations in the director's name upon the director's death. The program may be funded with the proceeds of insurance policies. Individual directors will derive no financial benefit from this program, as all charitable deductions accrue solely to the Company. A majority of the current directors and six retired directors participate in the Directors' Charitable Award Program.

Directors of the Company may elect to defer receipt of their retainer and fees. Deferred funds become part of the general assets of the Company and, at the direction of the electing director, are credited with earnings based upon several investment options, including Common Stock, a money market fund and several equity mutual funds. At the discretion of the director, the funds may be deferred until the earliest to occur of a fixed date, retirement, disability or removal, and are payable in a lump sum or installments. However, upon a change of control of the Company, all deferred amounts will be distributed immediately to the director in a lump sum.

                             CERTAIN RELATIONSHIPS

In the ordinary course of business, the Company and its subsidiaries may from time to time engage in transactions with other unaffiliated corporations whose officers or directors are also directors of the Company. Mr. Jordan is Of Counsel to the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP, which performed professional services on behalf of the Company in 2000. All such transactions are conducted on a commercial, arms-length basis and may not come to the attention of the directors or officers of either the Company or the other corporation involved. The Company does not consider either the transactions or the amounts involved in such transactions to be significant.

                      AMENDMENT TO THE RYDER SYSTEM, INC.
                           1995 STOCK INCENTIVE PLAN

                                  (ITEM NO. 2)

The Ryder System, Inc. 1995 Stock Incentive Plan, as amended (the "1995 Plan") was adopted by the Company's Shareholders at the 1995 Annual Meeting. The 1995 Plan is designed to provide incentive compensation to key management employees of the Company and to provide them with an ownership interest in the Company's Common Stock. Non-employee directors are not eligible to participate in the 1995 Plan. The Board of Directors believes that the 1995 Plan has enhanced the Company's position in the highly competitive market for key executives, and has determined to continue to grant options and other awards under the 1995 Plan as a means of enhancing and encouraging the recruitment, retention and motivation of those individuals who contribute so much to the continued success of the Company. At present, approximately 340 key employees are eligible to participate in the 1995 Plan.

On February 16, 2001, the Board of Directors approved, subject to Shareholder ratification, an increase of 3,500,000 Shares in the number of Common Shares currently available for grant under the 1995 Plan. On such date, the Board of Directors also approved, subject to Shareholder ratification, an amendment to change the 1995 Plan's limitation on the number of stock options that can be granted to any individual grantee from 800,000 during the term of the 1995 Plan to 500,000 in any calendar year. As of December 31, 2000, options to purchase 6,030,489 Shares were outstanding under the 1995 Plan and 1,896,067 Shares remained available for future grants. On March 19, 2001, the closing price of a Common Share on the New York Stock Exchange was $20.56.

On February 16, 2001, the Board of Directors also approved other amendments to the 1995 Plan that do not legally require Shareholder ratification. These amendments include: (1) a reduction in the maximum allowable term of any newly issued stock option from 10 to 7 years; (2) instituting a 1,000,000 Share combined limitation on the number of Performance Units, and Restricted Stock Rights ("Rights") that may be granted during the term of the 1995 Plan; (3) a prohibition of the re-pricing of stock options by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee");
(4) with respect to future grants, the elimination of a provision in the 1995 Plan that allowed non-qualified stock options to continue to vest following a grantee's retirement; and (5) a reduction in the time a retired grantee of future non-qualified stock options, has to exercise his or her outstanding options from the last day of the options' term to three months following his or her termination of employment.

The 1995 Plan is administered by the Compensation Committee. Five types of awards may be granted to participants under the 1995 Plan: (1) stock options,
(2) Stock Appreciation Rights ("SARs"), (3) Limited Stock Appreciation Rights ("Limited SARs"), (4) Performance Units and (5) Rights.

The term of stock options granted under the 1995 Plan may not exceed 10 years (7 years for options granted after February 16, 2001) and the exercise price may not be less than 100 percent of the fair market value of the shares on the date of grant.

Generally, stock options granted under the 1995 Plan have been exercisable in three equal annual installments commencing with the first anniversary of the date of grant. A participant exercising a stock option must pay the exercise price in full in cash or, at the discretion of the Compensation Committee, in previously acquired Common Shares or in a combination of cash and Common Shares.

Unless otherwise determined by the Compensation Committee, in the event of a change in control of the Company, each unexercised and unexpired stock option becomes immediately exercisable in full, and remains exercisable in full for the remainder of its term, unless the participant is terminated for cause.

If any change occurs in the Common Shares subject to the 1995 Plan or any award granted under the 1995 Plan as a result of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, adjustments may be made by the Compensation Committee, as it may deem appropriate and equitable, in the aggregate number and kind of Shares subject to the 1995 Plan or to any outstanding award, and in the terms and provisions of the 1995 Plan and any awards granted thereunder.

Under current Federal income tax laws, stock options granted under the 1995 Plan will generally have the following consequences. The holder of a non-qualified stock option under the 1995 Plan recognizes no income for Federal income tax purposes upon the grant of such non-qualified stock option, and the Company, therefore, receives no deduction at such time. At the time of exercise, however, the holder generally will recognize income, taxable as ordinary income, to the extent that the fair market value of the Shares received on the exercise date exceeds the non-qualified stock option price. The Company will be entitled to a corresponding deduction for Federal income tax purposes in the year in which the non-qualified stock option is exercised subject to the application of specified limitations in the Federal income tax laws. If the Shares are held for at least one year and one day after exercise, long-term capital gain will be realized upon disposition of such Shares to the extent the amount realized on such disposition exceeds their fair market value as of the exercise date.(1)

The following table shows information with respect to the granting of stock options, related Limited SARs and restricted stock units under the 1995 Plan during calendar year 2000. A table showing information, with respect to the named executive officers, regarding the exercise of options during 2000 and unexercised options held as of the end of fiscal year 2000 is set forth at page 24 of this Proxy Statement. Stock options granted are reported in terms of the number of Common Shares subject to the grant. Because additional grants under the 1995 Plan would require future action by the Compensation Committee or the Board of Directors, it is impossible to state the benefits any named executive officer or other individual may receive if this amendment to the 1995 Plan is approved by the Shareholders at this time.

                           1995 STOCK INCENTIVE PLAN

                NAME AND PRINCIPAL POSITION                               DOLLAR VALUE ($)              NUMBER OF UNITS
                ---------------------------                               ----------------              ----------------
M. Anthony Burns...........  Former Chief Executive Officer   exercise price of $19.3125 per share         75,000 shares
Dwight D. Denny............  Executive Vice President --      exercise price of $16.7188 per share         45,730 shares
                             Asset Management                 exercise price of $19.3125 per share         25,000 shares
                                                              restricted stock price at grant date of       7,000 shares
                                                              $16.7188 per share
Corliss J. Nelson..........  Senior Executive Vice President  exercise price of $16.595 per share         150,000 shares
                             and Chief Financial Officer      exercise price of $19.3125 per share         40,000 shares
                                                              exercise price of $21.250 per share         250,000 shares
                                                              restricted stock price at grant date of      30,000 shares
                                                              $21.25
Vicki A. O'Meara...........  Executive Vice President,        exercise price of $19.3125 per share         20,710 shares
                             General Counsel and Secretary    exercise price of $21.250 per share          50,000 shares
                                                              restricted stock price at grant date of      10,000 shares
                                                              $21.25 per share
Gregory T. Swienton........  President and Chief Executive    exercise price of $16.595 per share         250,000 shares
                             Officer                          exercise price of $19.3125 per share         50,000 shares
                                                              exercise price of $21.250 per share         250,000 shares
Anthony G. Tegnelia........  Senior Vice President -- Field   exercise price of $16.7188 per share         27,400 shares
                             Finance                          exercise price of $19.3125 per share         25,000 shares
                                                              restricted stock price at grant date of       4,000 shares
                                                              $16.7188 per share
All Current Executive Officers as a Group...................  average exercise price of $18.94874 per   1,745,360 shares
                                                              share
All Non-Employee Directors as a Group.......................  not applicable                                    0 shares
All Employees, including Non-Executive Officers, as a         average exercise price of $18.42958 per   2,721,170 shares
  Group.....................................................  share

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the ratification of certain portions of this amendment to the 1995 Plan as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS AMENDMENT TO THE RYDER SYSTEM, INC. 1995 STOCK INCENTIVE PLAN.

---------------
1 Long-term capital gains are subject to various tax rates depending on the length of time the stock is held.

                      AMENDMENT TO THE RYDER SYSTEM, INC.
                              DIRECTORS STOCK PLAN

                                  (ITEM NO. 3)

On February 19, 1993, the Board of Directors adopted the Ryder System, Inc. Directors Stock Plan, as amended (the "Stock Plan"), which was ratified by the Shareholders at the 1993 Annual Meeting of the Shareholders. The purpose of the Stock Plan is to attract and retain persons of outstanding competence to serve as directors of the Company and to provide a more direct link between directors' compensation and Shareholder value by increasing the proportion of directors' compensation which is stock based.

On February 16, 2001, the Board of Directors approved, subject to Shareholder ratification, an increase of 50,000 Shares in the number of Common Shares currently available for grant under the Stock Plan. As of December 31, 2000, 39,000 non-vested Shares were outstanding under the Stock Plan and 11,000 Shares remained available for future grants. On March 19, 2001, the closing price of a Common Share on the New York Stock Exchange was $20.56.

All non-employee directors of the Company are eligible to participate in the Stock Plan. The Stock Plan is administered by the Compensation Committee, which has full authority to interpret the Stock Plan and to establish rules for its administration. Under the Stock Plan each eligible director is entitled to elect to receive, in lieu of his annual retainer, a cash payment of $11,500 and a grant of Common Shares. The number of Common Shares to be granted equals the number of shares that could be purchased at fair market value on the date of grant with $15,000.

The Common Shares issued to a participating director fully vest on the six-month anniversary of the date of grant, so long as the director has served continuously as a director of the Company during the interim six-month period. However, if a participating director completes a full term of service prior to the end of such six-month period, or the director's term of service is interrupted due to death or disability, a pro rata portion of the Common Shares shall vest. In the event that a participating director terminates service prior to the date on which the Common Shares vest, such shares are forfeited and returned to the Company.

During the six month vesting period, the participating director will have all of the beneficial rights of ownership of the Common Shares, including the right to vote such shares and receive dividends on such shares. During such period, the Company holds the certificates for the benefit of the participating director. Once the restricted period lapses, the Company issues the Common Shares to the participating director.

The Compensation Committee may at any time (i) terminate the Stock Plan or (ii) modify or amend the Stock Plan in any respect, except that, to the extent required to maintain the qualification of the Stock Plan under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise required to comply with applicable law or the regulations of any stock exchange on which the Common Stock is listed, the Compensation Committee may not, without the Shareholders' approval: (a) materially increase the benefits accruing to participants under the Stock Plan; (b) materially increase the number of securities which may be issued under the Stock Plan; or (c) materially modify the requirements as to eligibility for participation in the Stock Plan. However, in the case of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, the Compensation Committee may make appropriate adjustments in the Stock Plan or any awards granted under the Stock Plan.

Under current Federal income tax laws, awards under the Stock Plan will generally have the following consequences. The director will realize no income for Federal income tax purposes at the time of award of the restricted stock or on the date of vesting. Instead, the director will be taxed on the fair market value of the Shares of Common Stock on the date, or dates, when the Shares are distributed to the director. The Company will be entitled to a corresponding deduction when the director recognizes income, subject to the application of specified limitations in the Federal income tax laws. The director's holding period for the Common Shares will begin on the date the director recognizes income under the Stock Plan.

Because obtaining benefits under the Director Stock Plan requires individual action by each eligible director and the actual grant depends on the price of the Common Stock on the date of the grant, it is impossible to state the specific benefit that the non-executive directors will obtain as a group. The following table shows information with respect to the granting of shares under the Directors Stock Plan during calendar year 2000. No employee may participate in the Directors Stock Plan.

                         DIRECTORS STOCK INCENTIVE PLAN

NAME AND PRINCIPAL POSITION                                DOLLAR VALUE($)   NUMBER OF UNITS
---------------------------                                ---------------   ---------------
Non-Executive Director Group.............................     $119,975        5,421 shares

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the ratification of this amendment to the Directors Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS AMENDMENT TO THE RYDER SYSTEM, INC. DIRECTORS STOCK PLAN.

                             SELECTION OF AUDITORS

                                  (ITEM NO. 4)

APPOINTMENT

Upon the recommendation of the Audit Committee of the Board of Directors (the "Audit Committee"), the Board has selected KPMG LLP ("KPMG"), independent certified public accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2001.

The firm of KPMG has audited the accounts of the Company since 1955 and has offices in, or convenient to, most of the localities where the Company and its subsidiaries operate. The Company has been advised that representatives of KPMG will be present at the 2001 Annual Meeting with the opportunity to make a statement and to respond to appropriate questions raised at the Meeting.

AUDIT FEES

KPMG has performed audit services in connection with auditing the Company's consolidated financial statements for the fiscal year ended December 31, 2000. KPMG has also performed limited review procedures in connection with quarterly unaudited consolidated financial information of the Company. Aggregate KPMG fees for these professional services are expected to be approximately $1.98 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

KPMG has provided information technology systems maintenance and support services for certain financial information systems. Aggregate fees billed for these services during the fiscal year 2000 were $2.06 million. Commencing in January 2001, these services are being provided by another vendor.

ALL OTHER FEES

KPMG performed other audit services pertaining primarily to the Company's employee benefit plans and other legal entities within the consolidated group for statutory filing purposes. In addition, KPMG rendered various other services consisting primarily of tax, internal audit and due diligence services. For the fiscal year ended December 31, 2000, the aggregate fees billed by KPMG for these services were $11.39 million.

AUDIT COMMITTEE

The Audit Committee has received a letter from KPMG affirming that KPMG is independent with respect to the Company within the meaning of the Securities Acts administered by the SEC and the requirements of the Independence Standards Board. The Audit Committee has discussed and concluded that the services described above are compatible with the independence of KPMG.

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the ratification of the appointment of KPMG LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS AUDITORS.

                             AUDIT COMMITTEE REPORT

In connection with the December 2000 financial statements, the Audit Committee:
(1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by generally accepted auditing standards (SAS 61); and (3) received and discussed a letter relating to the independence of KPMG, as required by rules promulgated by the Independence Standards Board. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

John A. Georges, Chairman, Joseph L. Dionne, Vernon E. Jordan, Jr., David T. Kearns and Christine A. Varney

                         BENEFICIAL OWNERSHIP OF SHARES

As of January 15, 2001, each director or nominee and each executive officer named in the Summary Compensation Table herein, individually, and all directors, nominees and executive officers of the Company as a group, beneficially owned Common Stock as follows:

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL     PERCENT OF
                  NAME OF BENEFICIAL OWNER                      OWNERSHIP(1)       CLASS(2)
                  ------------------------                    -----------------   ----------
M. Anthony Burns(4,5).......................................      1,118,579        1.863%
Dwight D. Denny(4,5)........................................        297,536             *
Joseph L. Dionne(6,7).......................................         15,671             *
Edward T. Foote II(6,7).....................................         13,708             *
David I. Fuente(6,7)........................................          5,441             *
John A. Georges(6,7)........................................         23,269             *
Vernon E. Jordan, Jr.(6,7)..................................         13,917             *
David T. Kearns(6,7)........................................         15,637             *
Lynn M. Martin(6,7).........................................          8,159             *
Corliss J. Nelson(5)........................................         46,668             *
Vicki A. O'Meara(4,5).......................................        114,922             *
Gregory T. Swienton(3,5)....................................         59,167             *
Anthony G. Tegnelia(4,5)....................................         88,596             *
Christine A. Varney(6,7)....................................          5,005             *
Alva O. Way(6,7)............................................         15,741             *
Directors, Nominees and Executive Officers as a Group
  (23 Persons)(3,4,5,6,7)...................................      2,048,056        3.411%

---------------

* Represents less than 1% of the Company's outstanding common stock.
(1) Unless otherwise noted, all Shares included in this table are owned directly, with sole voting and dispositive power. The inclusion of Shares in this table shall not be construed as an admission that such Shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2) Percent of class has been computed in accordance with Rule 13d-3(d)(1) of the Exchange Act.
(3) Includes Shares held jointly with their spouses or other family members as follows: Mr. Swienton, 12,500 shares; all directors, nominees and executive officers as a group 17,959 Shares.
(4) Includes Shares held in the accounts of executive officers pursuant to the 401(k)Plan and the Deferred Compensation Plan as follows: Mr. Burns 31,341 Shares; Mr. Denny 16,711 Shares; Ms. O'Meara 8,935 Shares; Mr. Tegnelia 7,647 Shares; all directors and executive officers as a group 99,620 Shares.
(5) Includes Shares the direct ownership of which may be acquired within 60 days of January 15, 2001, through the exercise of stock options, as follows: Mr. Burns 945,620 Shares; Mr. Denny 280,744 Shares; Ms. O'Meara 94,287 Shares; Mr. Nelson 46,668 Shares; Mr. Swienton 16,667 Shares; Mr. Tegnelia 76,531 Shares; all directors and executive officers as a group 1,643,953 Shares.
(6) Includes the following number of Shares held in the account of each of the following directors pursuant to the Directors Stock Plan, the Directors Stock Award Plan and the Directors Deferred Compensation Plan: Mr. Dionne 8,191 Shares; Mr. Foote 10,708 Shares; Mr. Fuente 2,952 Shares; Mr. Georges 9,058 Shares; Mr. Jordan 11,417 Shares; Mr. Kearns 12,337 Shares; Ms. Martin 5,159 Shares; Ms. Varney 3,049 Shares; and Mr. Way 11,741 Shares.
(7) Includes Shares the direct ownership of which may be acquired within 60 days of January 15, 2001, through the exercise of stock options, as follows: Mr. Dionne 2,500 Shares; Mr. Foote 2,500 Shares; Mr. Fuente 1,500 Shares; Mr. Georges 2,500 Shares; Mr. Jordan 2,500 Shares; Mr. Kearns 2,500 Shares; Ms. Martin 2,500 Shares; Ms. Varney 1,632 Shares; and Mr. Way 2,500 Shares.

The following table sets forth information regarding the number and percentage of Shares held by all persons who are known by the Company to beneficially own or exercise voting or dispositive control of more than five percent (5%) of the Company's outstanding Common Stock.

                                                              NUMBER OF SHARES
                                                                BENEFICIALLY
NAME AND ADDRESS                                                   OWNED         PERCENT OF CLASS
----------------                                              ----------------   ----------------
Leon G. Cooperman...........................................   5,767,700(1)             9.7%
  Individually and as Managing Director
  of Omega Associates
  One Post Office Square
  Boston, MA 02109
Morgan Stanley Dean Witter Advisors, Inc....................   4,466,353(2)            7.49%
  Two World Trade Center
  New York, NY 10048
Greenhaven Associates, Inc..................................   3,300,400(3)            5.55%
  Three Manhattanville Road
  Purchase, New York 10577
T. Rowe Price Associates, Inc...............................   3,169,976(4)             5.3%
  100 East Pratt Street
  Baltimore, Maryland 21202
David J. Greene & Co LLC....................................   3,048,267(5)            5.11%
  599 Lexington Avenue
  New York, NY 10022

---------------

(1) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 3,986,600; shared voting power 1,781,100; sole dispositive power 3,986,600; and shared dispositive power 1,781,100. Based upon the most recent filing by Leon G. Cooperman with the Securities and Exchange Commission on Form 13D dated October 24, 2000.
(2) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 0; shared voting power 4,452,903; sole dispositive power 0; and shared dispositive power 4,466,353. Based upon the most recent filing by Morgan Stanley Dean Witter & Co. with the Securities and Exchange Commission on Form 13G/A dated February 14,2001.
(3) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 344,900; shared voting power 0; sole dispositive power 344,900; and shared dispositive power 2,955,500. Based upon the most recent filing by Greenhaven Associates, Inc. with the Securities and Exchange Commission on Form 13G dated May 31, 2000.
(4) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 1,239,798; shared voting power 0; sole dispositive power 3,169,976; and shared dispositive power 0. Based upon the most recent filing by T. Rowe Price Associates, Inc. with the Securities and Exchange Commission on Form 13G dated February 12, 2001.
(5) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 172,900; shared voting power 1,562,010; sole dispositive power 172,900; and shared dispositive power 2,875,367. Based upon the most recent filing by David J. Greene and Company, LLC with the Securities and Exchange Commission on Form 13G dated February 14, 2001.

Compliance with Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons owning more than ten percent (10%) of the Company's Common Stock to file with the SEC and the New York Stock Exchange initial reports of ownership of Common Stock and other equity securities of the Company on Form 3 and reports of changes in such ownership on Forms 4 or 5. Directors, executive officers and greater than ten percent (10%) Shareholders are required to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of copies of the reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, with the exception of an inadvertent late filing of the Forms 3 of Mr. Bobby J. Griffin, Ms. Challis
M. Lowe, Mr. Richard G. Rodick and Mr. Richard J. Roger, the Company's directors and executive officers complied with all applicable Section 16(a) filing requirements.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or "Committee") is composed of four independent, non-employee directors of the Company. No such director is an officer of the Company or any of its subsidiaries. No executive officer of the Company serves on the compensation committee of another entity whose executive officer serves on the Compensation Committee of the Company or whose executive officer serves as a director of the Company. In addition, no executive officer of the Company serves as a director of another entity who has an executive officer serving on the Compensation Committee of the Company. The Committee administers the Company's executive policies and programs and regularly reports to the Board of Directors, including decisions regarding Mr. Burns', Mr. Swienton's and Mr. Nelson's compensation.

The Company's goal is to attract, retain, motivate and reward executive management through competitive compensation policies, while aligning executive interests with Shareholder interests.

EVALUATION OF EXECUTIVE PERFORMANCE

It is the Committee's belief that variable, at-risk compensation, both annual and long-term, should comprise a significant portion of executive compensation, to be earned only if specific financial goals are met. As a result, in 2000, a substantial portion of the targeted compensation of Mr. Burns, Mr. Swienton and the other named executive officers was at risk.

In addition to reviewing the internal effectiveness of the Company's executive compensation programs, the Committee continuously evaluates whether the programs remain externally competitive. The Committee evaluates each element of the program in light of the compensation practices and financial performance of a comparative group of similar companies with which the Company must compete in hiring and retaining executives. In addition to evaluating compensation of similar companies, the Company also uses general survey information when reviewing its compensation practices. Survey data is analyzed by management and independent compensation consultants retained by the Company. Results are referenced by the Committee to aid in setting total compensation for the Company's executive officers within the median range for this compensation peer group.

STOCK OWNERSHIP GUIDELINES

To further underscore the importance of linking executive and Shareholder interests, in 1993 the Company established formal stock ownership guidelines for all executive officers of the Company. The Chief Executive Officer of the Company must own a minimum of the equivalent of two times annual base salary in Company stock and executive officers of the Company must own a minimum of the equivalent of their base salary in Company stock.

COMPONENTS OF EXECUTIVE COMPENSATION

The Company's executive compensation program consists of three components: (1) base salary; (2) annual cash incentive awards; and (3) long-term incentive awards in the form of stock options. Executive officers also receive a range of employee benefits generally available to all employees of the Company. While each element of compensation is reviewed separately, the Committee takes into account the total compensation and benefits package in evaluating the executive compensation program and making compensation decisions. The Committee conducts ongoing analysis of its compensation and believes that the total package represents an attractive compensation and benefits program in line with those of comparable companies.

BASE SALARY

Base salaries for executive officers are believed to be appropriate in light of the scope and responsibilities of each executive officer's position and the importance of that position to the operations of the Company. The Committee believes that salary levels for executive officers should be set in comparison to salary levels at comparable companies with which the Company competes for executive talent.

In making decisions to adjust individual salary levels, the Committee considers Company performance, the executive officer's individual performance and position in the existing salary range and external comparative data provided by the Company's outside compensation consultants. The Committee, however, does not employ any predetermined formula or assign any particular weight to any individual criterion in making these adjustments. During 2000, the

Committee approved base salaries of executive officers other than Mr. Burns, Mr. Swienton and Mr. Nelson based on Mr. Burns' and Mr. Swienton's recommendations and the above criteria. The Committee also reviewed Mr. Burn's, Mr. Swienton's and Mr. Nelson's base salaries and made recommendations for any changes in their base salaries to the Board of Directors.

The Company synchronizes the timing of base salary increases of executives to a single point during the year. The Committee believes that implementing a common merit increase date for executives has enabled the Committee to compare Company performance to individual performance. In 2000, Mr. Burns did not receive a merit increase, and his base salary remained at $825,000. In 2000, Mr. Swienton received a merit increase of $30,000 and a promotional increase when he became Chief Executive Officer of $70,000, to raise his base salary to $600,000. In 2000, Mr. Nelson received a merit increase of $20,000 and an equity increase of $50,000 to raise his base salary to $470,000.

ANNUAL INCENTIVE AWARDS

The Company adopted an annual incentive award program based on the principles of Economic Value Added ("EVA") in 1997. EVA, which determines whether a business is earning more than its true cost of capital, is utilized as an ongoing management tool for capital allocation and provides a basis on which to assess future goals, strategies and ultimate financial performance. Under the EVA annual incentive award program, executive compensation will reflect the Company's performance in implementing its business strategy and the return to Shareholders.

Under the 2000 annual incentive compensation plan, cash awards were based upon Company financial performance as measured by EVA as well as an individual performance scorecard, subject to the Committee's discretion. Award opportunities were set to provide above-median compensation in relation to comparable companies if Company performance exceeded financial performance targets and below-median compensation in relation to comparable companies if performance was below these targets. The specific targets are considered confidential by the Company and are not included in this Report in order to avoid compromising the Company's competitive position.

Based on 2000 EVA results and the Committee's assessment of the CEO's performance, Mr. Burns' annual incentive award totaled $250,000, and Mr. Swienton's annual incentive award totaled $500,000, an amount which was guaranteed as a part of his employment offer from the Company. Mr. Nelson's annual incentive award totaled $400,000, also an amount guaranteed as part of his employment offer from the Company.

LONG-TERM INCENTIVE AWARDS

Under the Ryder System, Inc. 1995 Stock Incentive Plan, stock options may be awarded to executive officers and other key executives of the Company who meet stock ownership guidelines. All awards are at the discretion of the Committee. The size of an individual stock option award is based primarily upon the individual executive's responsibilities and position within the Company. The Committee also considers each executive's current individual performance, potential for promotion and impact on Company performance. Stock option awards are intended to reflect the median level of such awards for comparable positions at peer companies.

The Company generally awards stock options on an annual basis to the Company's executive officers and on some occasions upon the hiring of a new executive or to address market equity issues. In 2000, the Committee made an award of stock options to certain key executives of the Company, including each of the named executive officers.

The Committee does not determine the size of stock option awards by reference to the amount or value of outstanding stock options held by an individual executive officer at the time of the award.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

The Committee has reviewed the Company's executive compensation program in light of Section 162(m) of the Internal Revenue Code as it pertains to the disallowance of deductions for compensation in excess of $1 million to certain executive officers. The Company's 1995 Stock Incentive Plan meets the requirements of Section 162(m), and accordingly, stock options awarded to the Company's executive officers are eligible for the "performance-based" compensation exception. While the annual incentive compensation program is based only on financial performance, the Committee has decided not to submit the Annual Incentive Plan to the Shareholders for 162(m) approval at the Annual Meeting. The Committee believes that preserving its flexibility is in the best interest of the Company and its Shareholders. For 2000, only Mr. Burns and Mr. Swienton received compensation in excess of $1 million as defined by Section 162(m).

David I. Fuente, Chairman, Edward T. Foote II, Lynn M. Martin and Alva O. Way.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation which the Company paid to, or deferred for, those persons who during fiscal year 2000 were
(a) Chief Executive Officer and (b) each of the other four most highly compensated executive officers of the Company (collectively, the "named executive officers") for services rendered in 2000, 1999 and 1998.

                              SUMMARY COMPENSATION

                                                                                                     LONG TERM COMPENSATION
                                                                                               -----------------------------------
                                                                                                             AWARDS
                                                                 ANNUAL COMPENSATION           -----------------------------------
                                                         -----------------------------------                 SECURITIES UNDERLYING
                                                                              OTHER ANNUAL     RESTRICTED       OPTIONS/LIMITED
                                                         SALARY     BONUS    COMPENSATION(1)      STOCK              SARS
          {NAME AND PRINCIPAL POSITION            YEAR     ($)       ($)           ($)         AWARD(2)($)            (#)
          ----------------------------            ----   -------   -------   ---------------   -----------   ---------------------
M. Anthony Burns......  Former Chief              2000   825,000   250,000       55,699               --             75,000
                        Executive Officer         1999   811,944                 53,444               --            175,000
                                                                   230,000
                                                  1998   725,000                 68,778               --                 --
                                                                   450,000
Dwight D. Denny.......  Executive Vice            2000   359,563   120,637        2,087          117,032             70,730
                        President -- Asset        1999   343,911                  2,087               --             40,000
                                                                   127,500
                        Management                1998   330,000                  2,994               --             25,900
                                                                   170,207
Corliss J. Nelson.....  Senior Executive Vice     2000   438,984   400,000        2,087          637,500            440,000
                        President and Chief       1999   266,667                  2,087               --            100,000
                                                                   400,000
                        Financial Officer         1998        --                     --               --                 --
                                                                        --
Vicki A. O'Meara......  Executive Vice            2000   351,758   127,000        2,087          212,500             70,710
                        President, General        1999   313,041                  2,087               --             35,000
                                                                   117,385
                        Counsel and Secretary     1998   300,000                  2,994               --             20,600
                                                                   154,734
Gregory T. Swienton...  President and Chief       2000   537,917   500,000        3,131               --            550,000
                        Executive Officer         1999   254,167                  2,087          779,064            250,000
                                                                   500,000
                                                  1998        --                     --               --                 --
                                                                        --
Anthony G. Tegnelia...  Senior Vice               2000   292,943   205,031        2,087           73,563             52,400
                        President -- Field        1999   266,690                  2,087               --             65,000
                                                                    80,000
                        Finance                   1998   237,861                  2,994               --                 --
                                                                   125,000


                           ALL OTHER
                        COMPENSATION(3)
          {NAME AND PR        ($)
          ------------  ---------------
M. Anthony Burns......      583,492
                            151,121
                            155,084
Dwight D. Denny.......       70,614
                             80,477
                             82,265
Corliss J. Nelson.....      145,957
                            331,658
                                 --
Vicki A. O'Meara......       26,844
                             38,679
                             41,594
Gregory T. Swienton...      186,814
                            306,785
                                 --
Anthony G. Tegnelia...       53,562
                             55,217
                             57,450

---------------

(1) This column represents amounts reimbursed for the payment of income taxes on certain perquisites provided to these executive officers. Other perquisites and personal benefits furnished to the named executive officers, other than Mr. Burns in 2000, 1999 and 1998, do not meet the disclosure thresholds established under SEC regulations and are not included in this column. Of the 2000, 1999 and 1998 amounts shown for Mr. Burns of $32,204, $24,392 and $37,377, respectively, represent the incremental cost to the Company for his personal use of the Company aircraft. The balance of the 2000, 1999 and 1998 amounts shown for Mr. Burns includes a car allowance, a tax planning allowance and other perquisites.
(2) Based on a fair market value of $16.7850 for the Common Stock, as determined by using the average of the high and low price on December 31, 2000, the number of restricted stock holdings and value would be for Mr. Burns $0; for Mr. Denny $117,495; for Mr. Nelson $503,550; for Ms. O'Meara $167,550; for Mr. Swienton $503,550, and for Mr. Tegnelia $73,854, respectively. The 1995 restricted stock options vest in 33 1/3% annual installments for Mr. Nelson, Ms O'Meara and Mr. Swienton; vest in 25% annual installments for Mr. Denny and Mr. Tegnelia; respectively. Annual installments commence with the first anniversary of the date of grant.
(3) This column is composed of: (a) contributions to the 401(k) Plan for Mr. Burns in the amounts of $3,928, $3,200 and $3,200 for 2000, 1999 and 1998,
    respectively; for Mr. Denny in the amounts of $3,928, $3,200 and $3,200 for 2000, 1999 and 1998, respectively; for Mr. Nelson in the amounts of $0 for 2000, 1999 and 1998; for Ms. O'Meara in the amount of $0 for 2000, 1999 and 1998; for Mr. Swienton in the amount of $0 for 2000, 1999 and 1998; for Mr. Tegnelia in the amount of $3,928, $3,728 and $3,200 for 2000, 1999 and 1998, respectively; (b) contributions to the Deferred Compensation Plan for Mr. Burns in the amounts of $21,336, $22,039 and $26,002 for 2000, 1999 and
    1998, respectively; for Mr. Denny in the amounts of $7,196, $7,082 and $8,871 for 2000, 1999 and 1998, respectively; for Mr. Nelson in the amounts of $0 for 2000, 1999 and 1998; for Ms. O'Meara in the amount of $0, $9,846 and $11,224 for 2000, 1999 and 1998, respectively; for Mr. Swienton in the amount of $0 for 2000, 1999 and 1998; for Mr. Tegnelia in the amount of $0, for 2000 and 1999, respectively and $5,209 for 1998; (c) dollar value of premiums for compensatory split-dollar insurance payments for Mr. Burns in the amounts of $111,682, $117,744 and $117,744 for 2000, 1999 and 1998,
    respectively; for Mr. Denny in the amounts of $53,039, $63,744 and $63,743 for 2000, 1999 and 1998, respectively; for Mr. Nelson in the amounts of $44,866, $27,378 and $0 for 2000, 1999 and 1998, respectively; for Ms.
    O'Meara in the amounts of $26,844, $23,242 and $23,242 for 2000, 1999 and
    1998, respectively; for Mr. Swienton in the amounts of $103,000, $40,392 and $0 for 2000, 1999 and 1998, respectively; for Mr. Tegnelia in the amount of $43,690, $45,545 and $43,097 for 2000, 1999 and 1998, respectively; (d)
    premiums paid under the Supplemental Long-Term Disability Plan for Mr. Burns in the amounts of $8,138 for 2000, 1999 and 1998; for Mr. Denny in the amounts of $6,451 for 2000, 1999 and 1998; for Mr. Nelson in the amounts of $0, $8,009 and $0 for 2000, 1999 and 1998, respectively; for Ms. O'Meara in the amounts of $0, $5,591 and $0 for 2000, 1999 and 1998, respectively; for Mr. Swienton in the amounts of $0, $5,668 and $0 for 2000, 1999 and 1998, respectively; for Mr. Tegnelia in the amount of $5,944 for 2000, 1999 and 1998; (e) relocation expenses paid for Mr. Nelson in the amounts of $101,091 and $96,271 in 2000 and 1999 respectively; for Ms. O'Meara in the amount of $7,128 in 1998, and for Mr. Swienton in the amount of $83,814 and $60,725 in 2000 and 1999, respectively; (f) sign-on bonus for Mr. Nelson and Mr. Swienton was $200,000 each in 1999; and (g) supplemental pension payment for Mr. Burns for $438,408 in 2000.

SEVERANCE AGREEMENTS

The Company has entered into severance agreements with each executive officer, including the named executive officers, and other key officers of the Company and its subsidiaries, which provide that if the Company terminates the employment of an executive for reasons other than death, disability or cause, the Company will provide the executive with a multiple of salary and bonus ranging from a maximum of three times salary and a total of three times bonus for the highest level executive to a minimum of 0.5 times salary and, for each year of service, one month bonus (subject to a maximum of 12 months bonus) for lower level executives, as well as various benefits and perquisites, net of taxes. In the event of a termination of employment which triggers the provisions of a severance agreement, Messrs. Swienton and Nelson would be entitled to three times salary and a total of two times bonus.

                                 OPTION GRANTS

The following table provides information regarding the grant of stock options to the named executive officers in fiscal year 2000. The table includes the potential realizable value of the stock options granted in 2000, assuming annual compound appreciation of the underlying Share price at rates of five percent (5%) and ten percent (10%), as required by the SEC, and zero percent (0%) from the date the stock options were granted over the full option term of ten (10) years. (These values are listed in the column headed "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option/Limited SAR Term.")

                 OPTION/LIMITED SAR GRANTS IN FISCAL YEAR 2000

INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------      POTENTIAL REALIZABLE
                                           % OF TOTAL                                                     VALUE(4) AT
                        NUMBER(1) OF     OPTIONS/LIMITED                                            ASSUMED ANNUAL RATES OF
                         SECURITIES       SARS GRANTED                                           STOCK PRICE APPRECIATION FOR
                         UNDERLYING      TO EMPLOYEES IN     EXERCISE                               OPTION/LIMITED SAR TERM
                       OPTIONS/LIMITED     FISCAL YEAR        PRICE                              -----------------------------
NAME                    SARS GRANTED          2000         PER SHARE(2)    EXPIRATION DATE(3)    0%        5%          10%
----                   ---------------   ---------------   ------------   ---------------------  ---   ----------   ----------
M. Anthony Burns.....       75,000            2.3%            $19.313     February 16, 2010      $ 0   $  910,915   $2,308,436
Dwight D. Denny......       45,730            1.4%             16.719     October 1, 2010          0      480,822    1,218,497
                            25,000            0.8%             19.313     February 16, 2010        0      303,638      769,479
Corliss J. Nelson....      150,000            4.5%             16.595     October 9, 2010          0    1,565,476    3,967,223
                            40,000            1.2%             19.313     February 16, 2010        0      485,821    1,231,166
                           250,000            7.5%             21.250     July 25, 2010            0    3,341,003    8,466,757
Vicki A. O'Meara.....       20,710            0.6%             19.313     February 16, 2010        0      251,534      637,436
                            50,000            1.5%             21.250     July 25, 2010            0      668,201    1,693,351
Gregory T.                 250,000            7.5%             16.595     October 9, 2010          0    2,609,127    6,612,039
  Swienton...........
                            50,000            1.5%             19.313     February 16, 2010        0      607,276    1,538,958
                           250,000            7.5%             21.250     July 25, 2010            0    3,341,003    8,466,757
Anthony G.                  27,400            0.8%             16.719     October 1, 2010          0      288,094      730,086
  Tegnelia...........
                            25,000            0.8%             19.313     February 16, 2010        0      303,638      769,479

---------------

(1) Stock options and Limited SAR grants generally vest in annual installments over three to five years commencing with the first anniversary of the date of grant. Each named executive officer who received a grant of stock options received Limited SARs equal to the number of Shares subject to such stock option. The numbers given reflect an option with a tandem Limited SAR as a single unit. Grants to each of the named executives were made under the 1995 Stock Incentive Plan.
(2) Represents fair market value as of date of grant.
(3) Ten (10) years from grant date of February 2000, July 2000, or October 2000.
(4) If the 5% or 10% annual compound stock price appreciation shown in the table were to occur, the price of the stock for the February 2000 grant would be $31.46 or $50.09, respectively, on February 16, 2010, the July 2000 grant would be $34.61 or $55.12, respectively, on July 25, 2010, the October 1, 2000 grant would be $27.23 or $43.36, respectively, on October 1, 2010, the October 9, 2000 grant would be $27.03 or $43.04, respectively, on October 9, 2010. The appreciation in the market value date of the grant would be $729,342,253 and $1,848,296,467, respectively, for the February 2000 grant; $802,512,511 and $2,033,724,268, respectively, for the July 2000 grant;
    $631,390,408 and $1,600,067,260, respectively, for the October 1, 2000 grant and $626,715,065 and $1,588,219,022 for the October 9, 2000 grant. The appreciation during this period realized by the six named executive officers from these stock options would be 0.39 percent (February 2000), 0.92 percent (July 2000), 0.12 percent (October 1, 2000) and 0.67 percent (October 9,
    2000), of the gain to all Shareholders. The use of the 5% and 10% rates as required by the SEC is not intended by the Company to forecast possible future appreciation of the Company's Common Stock.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

The following table provides information, with respect to the named executive officers, regarding the exercise of options during fiscal year 2000 and unexercised options held as of the end of fiscal year 2000.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR-END 2000 OPTION
                                     VALUES

                                                         NUMBER OF SECURITIES
                                                        {UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                         OPTIONS/LIMITED SARS         IN-THE-MONEY OPTIONS AT
                                                        AT FISCAL YEAR-END 2000       FISCAL YEAR-END 2000(1)
                         SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                       ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     ---------------   --------   -----------   -------------   -----------   -------------
M. Anthony Burns.......         0             $0        837,287        216,666          $0           $     0
Dwight D. Denny........         0              0        249,497        172,156           0             3,027
Corliss J. Nelson......         0              0         33,334        506,666           0            28,500
Vicki A. O'Meara.......         0              0         71,597        102,283           0                 0
Gregory T. Swienton....         0              0              0        800,000           0            47,500
Anthony G. Tegnelia....         0              0         38,261        112,273           0             1,814

---------------

(1) Amounts reflecting gains on outstanding stock options based on a fair market value of $16.7850 for the Common Stock, as determined by using the average of the high and low price on December 29, 2000. As no change in control of the Company has occurred, the tandem Limited SARs had no calculable value at such date.

                                PENSION BENEFITS

The Company covers substantially all regular full-time employees who are not covered by plans administered by labor unions or plans sponsored by a subsidiary or division of the Company under the Ryder System, Inc. Retirement Plan (the "Retirement Plan"). Benefits payable under the Retirement Plan are based on an employee's career earnings with the Company and its subsidiaries. At normal retirement age of sixty-five (65), a participant is entitled to a monthly pension benefit payable for life. The annual pension benefit, when paid in the form of a life annuity with no survivor's benefits, is generally equal to the sum of 1.45 percent of the first $15,600 of compensation and bonus received, plus 1.85 percent of the portion of such compensation and bonus in excess of $15,600, during each such year while a Retirement Plan member. Accrued benefits under the Retirement Plan have been improved from time to time.

Retirement Plan benefits vest at the earlier of the completion of five (5) years of credited service or upon reaching age sixty-five (65), provided, however, that in the event of a change of control of the Company, all participants will be fully vested and the term "accrued benefit" will include the value of early retirement benefits for any participant age forty-five (45) or older or with ten
(10) or more years of service. These benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's pension benefits may be paid in certain alternative forms having actuarially equivalent values.

The maximum annual benefit under a qualified pension plan is currently $140,000 beginning at the Social Security retirement age. The maximum compensation and bonus that may be taken into account in determining annual retirement accruals is currently $170,000. The Company maintains a non-qualified, unfunded benefit plan, called the Benefit Restoration Plan (the "Restoration Plan"), which covers those participants of the Retirement Plan whose benefits are reduced by the Internal Revenue Code or other United States laws. A participant in the Restoration Plan is entitled to a benefit equaling the difference between the amount of benefits the participant is entitled to without reduction and the amount of benefits the participant is entitled to after the reductions.

The following table sets forth annual pension benefit projections assuming each named executive officer with the exception of Mr. Burns remains continuously employed by the Company at current compensation levels until retirement at the normal retirement date or age.

                   ESTIMATED ANNUAL BENEFITS AT RETIREMENT(1)
                     (IN THE FORM OF A SINGLE LIFE ANNUITY)

M. Anthony Burns.........................................  $  385,245(2)
Dwight D. Denny..........................................  $  323,165
Corliss J. Nelson........................................  $  142,451
Vicki A. O'Meara.........................................  $  205,693
Gregory T. Swienton......................................  $  272,031
Anthony G. Tegnelia......................................  $  194,378

In addition to the Retirement Plan, the Company maintains the Split Dollar Life Insurance Plan for the benefit of each named executive officer and certain other key executives. This Plan provides participants with additional life insurance. The Company pays all costs equal to the premiums on the life insurance acquired prior to retirement. The participant owns the policy but must assign a portion of the policy's cash surrender value and death benefits to the Company. In the event of death prior to normal retirement, the participant's beneficiary will receive three times the participant's annual base salary offset by the Company-wide group term life insurance policy. In the event a participant ceases to be employed by the Company prior to the participant's normal retirement date, the participant has the right to purchase the policy from the Company for an amount equal to the premiums the Company has paid on the policy. Assuming normal retirement dates, the Company will be repaid, from the cash surrender value of the policy, an amount equal to the aggregate net premiums paid on the policy or its collateral interest in the policy. The participant will have projected post-retirement life insurance coverage equal to fifty percent (50%) of the life insurance coverage immediately prior to retirement.
---------------

(1) These amounts include benefits under the Retirement Plan and the Restoration Plan combined.
(2) This figure represents Mr. Burns' actual annual early retirement benefit as of December 31, 2000.

                               STOCK PERFORMANCE
                     COMPARISON OF 5 YEAR CUMULATIVE RETURN
 AMONG RYDER SYSTEM, INC., S&P 500 INDEX & DOW JONES TRANSPORTATION 20 INDEX(1)

                                                                                                                DOW JONES
                                                    RYDER SYSTEM INC.             S&P 500 INDEX          TRANSPORTATION 20 INDEX
                                                    -----------------             -------------          -----------------------
1995                                                     100.00                      100.00                      100.00
1996                                                     113.74                      122.01                      114.14
1997                                                     134.19                      163.53                      169.01
1998                                                     108.76                      209.27                      165.63
1999                                                     104.79                      253.30                      158.12
2000                                                      73.61                      230.25                      158.72

---------------

(1)Assumes for comparison that the value of the Company's Common Stock and of each index was $100 on December 31, 1995 and that all dividends were reinvested. Past performance is not necessarily an indicator of future results.

                    SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                            THE 2002 ANNUAL MEETING

Pursuant to SEC regulations, in order to be included in the Company's Proxy Statement for the 2002 Annual Meeting, Shareholder proposals must be received at the principal office of the Company, 3600 N.W. 82nd Avenue, Miami, Florida 33166, Attention: Secretary, no later than November 23, 2001, and must meet all other SEC requirements. In addition, the Company's By-Laws provide that any Shareholder who desires either to bring a Shareholder proposal before an annual meeting or to present a nomination for director at an annual meeting must give advance notice to the Company regarding the proposal or nominee. The By-Laws require that written notice be delivered to the Secretary of the Company not less than 90 days prior to the date of the annual meeting at which the proposal or nomination is to be presented and contain certain information regarding the Shareholder desiring to present a proposal or make a nomination, as the case may be. A copy of the By-Laws is available upon request from the Secretary of the Company.

                                         RYDER SYSTEM, INC.

                                         /s/ Vicki A. O'Meara
                                         Vicki A. O'Meara
                                         Executive Vice President,
                                         General Counsel and Secretary
March 23, 2001
Miami, Florida

                                                                      APPENDIX A

                           AUDIT COMMITTEE FUNCTIONS

The Audit Committee of this Board of Directors shall be comprised of at least three independent members as defined in Section 303 of the NYSE's Listed Company Manual. The Board of Directors shall assure that all Audit Committee members are financially literate and at least one member has accounting or related financial management expertise as defined by the Board of Directors. The Board of Directors shall designate one of the Audit Committee members as Chair of the Audit Committee. Members of the Audit Committee shall be elected by the Board of Directors and shall have the following objectives and functions:

OBJECTIVES

     1. Provide assistance to Directors in fulfilling their fiduciary responsibilities relating to corporate accounting, auditing and reporting practices. While no member of the Board may delegate his/her responsibilities, the Board members constituting the Audit Committee may identify problem areas and relate such information independently of management to the full Board.

     2. Maintain, by way of regularly scheduled meetings, a direct line of communication between the Directors and independent accountants and the Director of Corporate Audit to provide for a desirable exchange of views and information. The direct access of the independent accountants and the Director of Corporate Audit to members of the Board provides an opportunity for them to discuss controversial questions through routine channels on a timely basis.

FUNCTIONS

     1. Select, evaluate, replace (when appropriate) and recommend to the full Board the engagement of independent auditors for the ensuing year.

     2. Review the scope and budget for the annual audit.

     3. Review with independent auditors the results of the audit engagement, including review of the financial statements, the management letter, any control weaknesses cited, assessment of the Company's accounting and financial reporting policies and practices, the adequacy and effectiveness of internal auditing's functions and any other pertinent matters.

     4. Review the nature and extent of non-audit services provided to the Company by the independent auditors through periodic receipt of formal written statements describing all relationships between the outside auditor and the Company and inquire into the impact on their independence and objectivity as a result of such activities. In response to the independent auditor's report, recommend to the Board of Directors to take appropriate action to satisfy itself of the auditor's independence.

     5. Formally approve selection of independent auditors for all non-audit services with fees of $1 million or greater per engagement. For non-audit services below the $1 million threshold, receive and review updates at each Audit Committee meeting detailing actual and projected expenditures for each service provided. Additionally, receive periodic updates, from Company management, on compliance with SEC rules for internal audit and information technology consulting services performed by independent auditors.

     6. Track and report in each Audit Committee mailout fiscal year independent auditor fees.

     7. Formally review independent auditor's fees twice per year in conjunction with audit planning and audit sign-off.

     8. Review the scope and results of the Company's internal audit procedures and inquire into important control procedures.

     9. Review compliance with the Company's conflict of interest and business ethics policies.

     10. Review any significant changes in accounting estimates or policies.

     11. Perform due diligence on the Company's 10-K filing and report to the Board. Also, prepare a report of the Audit Committee for inclusion in the Company's annual proxy statement.

     12. Annually review and reassess the charter.

     13. Meet quarterly with the outside auditors, internal audit, and financial management to discuss interim financial reports, prior to filing of each 10-Q.

                                                                      APPENDIX B

                               RYDER SYSTEM, INC.

                           1995 STOCK INCENTIVE PLAN
                          (AS AMENDED ON MAY 5, 2000)

1. PURPOSE.

The purpose of this Plan is to enable the Company to recruit and retain those key executives most responsible for the Company's continued success and progress, and by offering comparable incentives, to compete with other organizations in attracting, motivating and retaining such executives, thereby furthering the interests of the Company and its shareholders by giving such executives a greater personal stake in and commitment to the Company and its future growth and prosperity.

2. DEFINITIONS.

For the purpose of this Plan:

     (a) The term "Award" shall mean and include any Stock Option, SAR, Limited SAR, Performance Unit or Restricted Stock Right granted under this Plan.

     (b) During the three (3) year period following a Change of Control, the term "cause" as used in Section 7 and Section 14(a) of this Plan with respect to any Stock Option shall mean (i) an act or acts of fraud, misappropriation or embezzlement on the Grantee's part which result in or are intended to result in his personal enrichment at the expense of the Company, (ii) conviction of a felony, (iii) conviction of a misdemeanor involving moral turpitude, or (iv) willful failure to report to work for more than thirty (30) continuous days not supported by a licensed physician's statement, all as determined only by a majority of the Incumbent Board or the Committee, as the case may be.

     (c) A "Change of Control" shall be deemed to have occurred if:

          (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of RSI's outstanding voting securities ordinarily having the right to vote for the election of directors of RSI; provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan or plans (or related trust) of RSI and its subsidiaries and affiliates or (B) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) of this Section 2(c); or

          (ii) the individuals who, as of August 18, 1995, constituted the Board of Directors of RSI (the "Board" generally and as of August 18, 1995 the "Incumbent Board") cease for any reason to constitute at least two-thirds
     ( 2/3) of the Board, provided that any person becoming a director subsequent to August 18, 1995 whose election, or nomination for election, was approved by a vote of the persons comprising at least two-thirds ( 2/3) of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

          (iii) there is a reorganization, merger or consolidation of RSI (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of RSI's outstanding Common Stock and outstanding voting securities ordinarily having the right to vote for the election of directors of RSI immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities ordinarily having the right to vote for the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns RSI or all or substantially all of RSI's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of RSI's outstanding Common Stock and outstanding voting securities ordinarily having the right to vote for the election of directors of RSI, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or plans (or related trust) of RSI or such corporation resulting from such Business Combination and their subsidiaries and affiliates) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the corporation resulting from such Business Combination and (C) at least two-thirds (2/3) of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) there is a liquidation or dissolution of RSI approved by the shareholders; or

          (v) there is a sale of all or substantially all of the assets of RSI.

     If a Change of Control occurs and if a Grantee's employment is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Grantee that such termination of employment (A) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (B) otherwise arose in connection with or in anticipation of a Change of Control, a Change of Control shall be deemed to have retroactively occurred on the date immediately prior to the date of such termination of employment.

     (d) The term "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

     (e) The term "Committee" shall mean the Compensation Committee of the Board of Directors of RSI constituted as provided in Section 5 of this Plan.

     (f) The term "Common Stock" shall mean the common stock of RSI as from time to time constituted.

     (g) The term "Company" shall mean RSI and its Subsidiaries.

     (h) The term "Disability" shall mean total physical or mental disability of a Grantee as determined by the Committee upon the basis of such evidence as the Committee in its discretion deems necessary and appropriate.

     (i) The term "Employee" shall mean a full-time salaried employee of RSI or any Subsidiary (which term shall include salaried officers).

     (j) The term "Fair Market Value" shall mean, with respect to the Common Stock, the mean between the highest and lowest sale price for shares as reported by the composite transaction reporting system for securities listed on the New York Stock Exchange on the date as of which such determination is being made or on the most recently preceding date on which there was such a sale.

     (k) The term "Grantee" shall mean an Employee who is selected by the Committee to receive an Award under this Plan and in the case of a deceased Employee shall mean the beneficiary of the Employee.

     (l) The term "Incentive Stock Option" shall mean a Stock Option granted under this Plan or a previously granted Stock Option that is redesignated by the Committee as an Incentive Stock Option which is intended to constitute an incentive stock option within the meaning of Section 422(b) of the Code.

     (m) The term "Limited SAR" shall mean a Limited Stock Appreciation Right granted by the Committee pursuant to Section 9 of this Plan.

     (n) The term "Non-employee Director" shall mean any person who qualifies as a non-employee director as defined in Rule 16b-3, as promulgated under the 1934 Act, or any successor definition.

     (o) The term "Non-qualified Stock Option" shall mean a Stock Option granted under this Plan which is not intended to qualify under Section 422(b) of the Code.

     (p) The term "Offer" shall mean any tender offer or exchange offer for Shares, other than one made by the Company, including all amendments and extensions of any such Offer.

     (q) The term "Option" shall mean any stock option granted under this Plan.

     (r) The term "Performance Goals" shall have the meaning set forth in
Section 10(c) of this Plan.

     (s) The term "Performance Period" shall have the meaning set forth in
Section 10(d) of this Plan.

     (t) The term "Performance Units" shall mean Performance Units granted by the Committee pursuant to Section 10 of this Plan.

     (u) The term "Plan" shall mean the Ryder System, Inc. 1995 Stock Incentive Plan as the same shall be amended.

     (v) The term "Price" shall mean, upon the occurrence of a Change of Control, the excess of the highest of:

          (i) the highest closing price of the Common Stock reported by the composite transaction reporting system for securities listed on the New York Stock Exchange within the sixty (60) days preceding the date of exercise;

          (ii) the highest price per share of Common Stock included in a filing made by any Person on any Schedule 13D pursuant to Section 13(d) of the 1934 Act as paid within the sixty (60) days prior to the date of such report; and

          (iii) the value of the consideration to be received by the holders of Common Stock, expressed on a per share basis, in any transaction referred to in subparagraph (iii), (iv) or (v) of Section 2(c), with all noncash consideration being valued in good faith by the Incumbent Board; over the purchase price per Share at which the related Option is exercisable as applicable, except that Incentive Stock Options and, if and to the extent required in order for the related Option to be treated as an Incentive Stock Option, SARs and Limited SARs granted with respect to Incentive Stock Options, are limited to the spread between the Fair Market Value of Common Stock on the date of exercise and the purchase price per Share at which the related Option is exercisable.

     (w) The term "Restricted Period" shall have the meaning set forth in
Section 11(a) of this Plan.

     (x) The term "RSI" shall mean Ryder System, Inc.

     (y) The term "Restricted Stock Rights" shall mean a Restricted Stock Right granted by the Committee pursuant to Section 11 of this Plan.

     (z) The term "Retirement" shall mean retirement under the provisions of the various retirement plans of the Company (whichever is appropriate to a particular Grantee) as then in effect, or in the absence of any such retirement plan being applicable, as determined by the Committee.

     (aa) The term "SAR" shall mean a Stock Appreciation Right granted by the Committee pursuant to the provisions of Section 8 of this Plan.

     (bb) The term "Shares" shall mean shares of the Common Stock and any shares of stock or other securities received as a result of the adjustment provided for in Section 12 of this Plan.

     (cc) The term "Spread" with respect to a SAR shall have the meaning set forth in Section 8(b) of this Plan, and with respect to a Limited SAR, the meanings set forth in Sections 9(c) and 9(d) of this Plan.

     (dd) The term "Stock Option" shall mean any stock option granted under this Plan.

     (ee) The term "Subsidiary" shall mean any corporation, other than RSI, or other form of business entity more than fifty percent (50%) of the voting interest of which is owned or controlled, directly or indirectly, by RSI and which the Committee designates for participation in this Plan.

     (ff) The term "Termination Date" shall mean the date that a Grantee ceases to be employed by RSI or any Subsidiary for any reason; provided, however, it shall mean the end of any severance period applicable to a Grantee with respect to any Non-qualified Stock Options held by such Grantee.

     (gg) The term "Year" shall mean a calendar year.

3. SHARES OF STOCK SUBJECT TO THIS PLAN.

     (a) Subject to the provisions of Paragraph (b) of this Section 3, no more than 8,300,000 Shares shall be issuable pursuant to grants under this Plan. Shares issued pursuant to this Plan may be either authorized but unissued or reacquired Shares purchased on the open market or otherwise. (b) In the event any Stock Option or

Restricted Stock Right expires or terminates unexercised or any Restricted Stock Right is forfeited or cancelled, the number of Shares subject to such Stock Option or Restricted Stock Right shall again become available for issuance under this Plan, subject to the provisions of Sections 7(a), 8(a), 9(b) and 10(i) of this Plan.

     (c) No Grantee shall be eligible to receive any Stock Option or series of Stock Options covering, in the aggregate, more than 800,000 Shares during the term of this Plan.

4. PARTICIPATION.

Awards under this Plan shall be limited to key executive Employees selected from time to time by the Committee.

5. ADMINISTRATION.

This Plan shall be administered by the Compensation Committee of the Board of Directors of RSI which shall consist of two or more members of the Board of Directors, each of whom shall be a Non-employee Director. All members of the Committee shall be "outside directors" as defined or interpreted for purposes of
Section 162(m) of the Code. The Committee shall have plenary authority, subject to the express provisions of this Plan, to (i) select Grantees; (ii) establish and adjust Performance Goals and Performance Periods for Performance Units;
(iii) determine the nature, amount, time and manner of payment of Awards made under this Plan, and the terms and conditions applicable thereto; (iv) interpret this Plan; (v) prescribe, amend and rescind rules and regulations relating to this Plan; (vi) determine whether and to what extent Stock Options previously granted under this Plan shall be redesignated as Incentive Stock Options and, in this connection, amend any Stock Option Agreement or make or authorize any reports or elections or take any other action to the extent necessary to implement the redesignation of any Stock Option as an Incentive Stock Option, provided that any redesignation of a previously granted Stock Option as an Incentive Stock Option shall not be effective unless and until consented to by the Grantee; and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan. The Committee's determination on the foregoing matters shall be conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

6. AWARDS.

Subject to the provisions of Section 3 of this Plan, the Committee shall determine Awards taking into consideration, as it deems appropriate, the responsibility level and performance of each Grantee. The Committee may grant the following types of Awards: Stock Options pursuant to Section 7 hereof, SARs pursuant to Section 8 hereof, Limited SARs pursuant to Section 9 hereof, Performance Units pursuant to Section 10 hereof and Restricted Stock Rights pursuant to Section 11 hereof. Unless otherwise determined by the Committee, a Grantee may not be granted in any Year both (i) a Restricted Stock Right and
(ii) a Stock Option, SAR, Limited SAR or Performance Unit.

7. STOCK OPTIONS.

     (a) The Committee from time to time may grant Stock Options either alone or in conjunction with and related to SARs, Limited SARs and/or Performance Units to key executive Employees selected by the Committee as being eligible therefor. The Stock Options may be of two types, Incentive Stock Options and Non-qualified Stock Options. Each Stock Option shall cover such number of Shares and shall be on such other terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a Stock Option Agreement setting forth such terms and conditions executed by the Company and the Grantee. The Committee shall determine the number of Shares subject to each Stock Option. The number of Shares subject to an outstanding Stock Option shall be reduced on a one for one basis to the extent that any related SAR, Limited SAR or Performance Unit is exercised and such Shares shall not again become available for issuance pursuant to this Plan.

In the case of Stock Options, the aggregate Fair Market Value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any Year under this Plan or any other plan of the Company shall not exceed $100,000. To the extent, if any, that the Fair Market Value of such Common Stock with respect to which Incentive Stock Options are exercisable exceeds $100,000, such Incentive Stock Options shall be treated as separate Non-qualified Stock Options. For purposes of the two immediately preceding sentences of this subparagraph (a), Stock Options shall be taken into account in the order in which they were granted.

     (b) Unless the Committee shall determine otherwise, each Stock Option may be exercised only if the Grantee has been continuously employed by RSI or any Subsidiary for a period of at least one (1) year commencing on the date the Stock Option is granted; provided, however, that this provision shall not apply in the event of a Change of Control.

     (c) Each Stock Option shall be for such term (but, in no event for greater than ten years) and shall be exercisable in such installments as shall be determined by the Committee at the time of grant of the Stock Option.

The Committee may, at any time, provide for the acceleration of installments or any part thereof.

     (d) The price per Share at which Shares may be purchased upon the exercise of a Stock Option shall be determined by the Committee on the grant of the Stock Option, but such price shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant of the Stock Option. If a Grantee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and a Stock Option granted to such Grantee is intended to qualify as an Incentive Stock Option, the Incentive Stock Option price shall be no less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted and the term of such Incentive Stock Option shall be no more than five years.

     (e) Except as provided in Paragraphs (h) and (l) of this Section 7, no Stock Option may be exercised unless the Grantee, at the time of exercise, is an Employee and has continuously been an Employee of RSI or any Subsidiary since the grant of such Stock Option. A Grantee shall not be deemed to have terminated his period of continuous employ with RSI or any Subsidiary if he leaves the employ of RSI or any Subsidiary for immediate reemployment with RSI or any Subsidiary.

     (f) To exercise a Stock Option, the Grantee shall (i) give written notice to the Company in form satisfactory to the Committee indicating the number of Shares which he elects to purchase, (ii) deliver to the Company payment of the full purchase price of the Shares being purchased (A) in cash or a certified or bank cashier's check payable to the order of the Company, or (B) with the approval of the Committee, in Shares of the Common Stock having a Fair Market Value on the date of exercise equal to the purchase price, or a combination of the foregoing having an aggregate Fair Market Value equal to such purchase price, and (iii) deliver to the Secretary of the Company such written representations, warranties and covenants as the Company may require under
Section 16(a) of this Plan.

     (g) A Grantee of any Stock Option shall not have any rights as a shareholder until the close of business on the date on which the Stock Option has been exercised.

     (h) Notwithstanding any other provision of this Plan, unless otherwise determined by the Committee prior to a Change of Control, in the event of a Change of Control, each Stock Option not previously exercised or expired under the terms of this Plan shall become immediately exercisable in full and shall remain exercisable to the full extent of the Shares available thereunder, regardless of any installment provisions applicable thereto, for the remainder of its term, unless Section 14(a) of this Plan applies or the Grantee has been terminated for cause, in which case the Stock Options shall automatically terminate as of the Incumbent Board's determination pursuant to Section 14(a) or the Grantee's Termination Date, as appropriate.

     (i) If the Committee so determines prior to or during the thirty (30) day period following the occurrence of a Change of Control, Grantees of Stock Options not otherwise exercised or expired under the terms of this Plan as to which no SARs or Limited SARs are then exercisable may, in lieu of exercising, require RSI to purchase for cash all such Stock Options or portions thereof for a period of sixty (60) days following the occurrence of a Change of Control at the Price specified in Section 2(v).

     (j) Any determination made by the Committee pursuant to Section 7(h) or 7(i) may be made as to all eligible Stock Options or only as to certain of such Stock Options specified by the Committee. Once made, any determination by the Committee pursuant to Section 7(h) or 7(i) shall be irrevocable.

     (k) The Company intends that this Section 7 shall comply with the requirements of Rule 16b-3 under the 1934 Act (the "Rule") during the term of this Plan. Should any provision of this Section 7 not be necessary to comply with the requirements of the Rule, or should any additional provisions be necessary for this Section 7 to comply with the requirements of the Rule, the Committee may amend this Plan or any Stock Option agreement to add to or modify the provisions thereof accordingly.

     (l) Notwithstanding any of the provisions of this Section 7, a Stock Option shall in all cases terminate and not be exercisable after the expiration of the term of the Stock Option established by the Committee. Except as provided in
Section 7(h), Stock Options shall be exercisable after the Grantee ceases to be employed by RSI or any Subsidiary as follows, unless otherwise determined by the
Committee:

          (i) In the event that a Grantee ceases to be employed by RSI or any Subsidiary by reason of Disability or Retirement, (A) any Non-qualified Stock Option not previously exercised or expired shall continue to vest and be exercisable during the three (3) year period following the Grantee's Termination Date, and to the extent it is exercisable at the expiration of such three (3) year period, it shall continue to be exercisable by such Grantee or such Grantee's legal representatives, heirs or legatees for the term of such Non-qualified Stock Option, and (B) any Incentive Stock Option shall, to the extent it was exercisable on the Termination Date, continue to be exercisable by such Grantee or such Grantee's legal representatives, heirs or legatees for the term of such Incentive Stock Option; provided, however, that in order to qualify for the special tax treatment afforded by
     Section 421 of the Code, Incentive Stock Options must be exercised within the three (3) month period commencing on the Termination Date (the exercise period shall be one (1) year in the case of termination by reason of disability, within the meaning of Section 22(e)(3) of the Code). Incentive Stock Options not exercised within such three (3) month period shall be treated as Non-qualified Stock Options.

          (ii) In the event that a Grantee ceases to be employed by RSI or any Subsidiary by reason of death, any Stock Option shall, to the extent it was exercisable on the Termination Date, continue to be exercisable by such Grantee's legal representatives, heirs or legatees for the term of such Stock Option.

          (iii) Except as otherwise provided in subparagraph (i) or (ii) above, in the event that a Grantee ceases to be employed by RSI or any Subsidiary for any reason other than termination for cause, any Stock Option shall, to the extent it was exercisable on the Termination Date, continue to be exercisable for a period of three (3) months commencing on the Termination Date and shall terminate at the expiration of such period; provided, however, that in the event of the death of the Grantee during such three
     (3) month period, such Stock Option shall, to the extent it was exercisable on the Termination Date, be exercisable by the Grantee's personal representatives, heirs or legatees for a period of one (1) year commencing on the date of the Grantee's death and shall terminate at the expiration of such period.

     (m) Except as otherwise provided in Section 7, a Stock Option shall automatically terminate as of the Termination Date, provided that if a Grantee's employment is interrupted by reason of Disability or a leave of absence (as determined by the Committee) the Committee may permit the exercise of some or all of the Stock Options granted on such terms and for such period of time as it shall determine.

8. STOCK APPRECIATION RIGHTS.

     (a) The Committee shall have authority in its discretion to grant a SAR to any Grantee of a Stock Option with respect to all or some of the Shares covered by such Stock Option. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a SAR Agreement setting forth such terms and conditions executed by the Company and the holder of the SAR. A SAR may be granted either at the time of grant of a Stock Option or at any time thereafter during its term. A SAR may be granted to a Grantee irrespective of whether such Grantee has a Limited SAR. Each SAR shall be exercisable only if and to the extent that the related Stock Option is exercisable. Upon the exercise of a SAR, the related Stock Option shall cease to be exercisable to the extent of the Shares with respect to which such SAR is exercised and shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Awards pursuant to this Plan. Upon the exercise or termination of a Stock Option, the SAR related to such Stock Option shall terminate to the extent of the Shares with respect to which such Stock Option was exercised or terminated.

     (b) The term "Spread" as used in this Section 8 shall mean, with respect to the exercise of any SAR, an amount equal to the product computed by multiplying
(i) the excess of (A) the Fair Market Value per Share on the date such SAR is exercised over (B) the purchase price per Share at which the related Stock Option is exercisable by (ii) the number of Shares with respect to which such SAR is being exercised, provided; however, that the Committee may at the grant of any SAR limit the maximum amount of the Spread to be paid upon the exercise thereof.

     (c) Only if and to the extent required in order for the related Stock Option to be treated as an Incentive Stock Option, a SAR may be exercised only when there is a positive Spread, that is, when the Fair Market Value per Share exceeds the purchase price per Share at which the related Stock Option is exercisable. Upon the exercise of a SAR, the Committee shall pay to the Grantee exercising the SAR an amount equivalent to the Spread. The Committee shall have the sole and absolute discretion to determine whether payment for such SAR will be made in cash, Shares or a combination of cash and Shares, provided, that any Shares used for payment shall be valued at their Fair Market Value on the date of the exercise of the SAR.

     (d) The Company intends that this Section 8 shall comply with the requirements of the Rule during the term of this Plan. Should any provision of this Section 8 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 8 to comply with the requirements of the Rule, the Committee may amend this Plan or any Award agreement to add to or modify the provisions thereof accordingly.

     (e) To exercise a SAR, the Grantee shall (i) give written notice to the Company in form satisfactory to the Committee specifying the number of Shares with respect to which such holder is exercising the SAR and (ii) deliver to the Company such written representations, warranties and covenants as the Company may require under Section 16(a) of this Plan.

     (f) A person exercising a SAR shall not be treated as having become the registered owner of any Shares issued on such exercise until such Shares are issued.

     (g) The exercise of a SAR shall reduce the number of Shares subject to the related Stock Option on a one for one basis.

9. LIMITED SARS.

     (a) The Committee shall have authority in its discretion to grant a Limited SAR to the holder of any Stock Option with respect to all or some of the Shares covered by such Stock Option; provided, however, that in the case of Incentive Stock Options, the Committee may grant Limited SARs only if and to the extent that the grant of such Limited SARs is consistent with the treatment of the Stock Option as an Incentive Stock Option. Each Limited SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a Limited SAR Agreement setting forth such terms and conditions executed by the Company and the holder of the Limited SAR. A Limited SAR may be granted to a Grantee irrespective of whether such Grantee has a SAR.

     (b) Limited SARs may be exercised only during the sixty (60) day period commencing after the occurrence of a Change of Control.

Each Limited SAR shall be exercisable only if and to the extent that the related Option is exercisable. Upon the exercise of a Limited SAR, the related Stock Option shall cease to be exercisable to the extent of the Shares with respect to which such Limited SAR is exercised, and the Stock Option shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Awards pursuant to this Plan. Upon the exercise or termination of an Option, the Limited SAR with respect to such Option shall terminate to the extent of the Shares with respect to which the Option was exercised or terminated.

     (c) For any Limited SAR, the term "Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (A) the Price specified in Section 2(v) by (B) the number of Shares with respect to which such Limited SAR is being exercised.

     (d) Only if and to the extent required in order for the related Stock Option to be treated as an Incentive Stock Option, a Limited SAR may be exercised only when there is a positive Spread, that is, when the Fair Market Value per Share exceeds the purchase price per Share at which the related Stock Option is exercisable. Upon the exercise of a Limited SAR, the holder thereof shall receive an amount in cash equal to the Spread.

     (e) Notwithstanding any other provision of this Plan, no SAR or Performance Unit may be exercised with respect to any Stock Option at a time when any Limited SAR with respect to such Stock Option held by the Grantee of such SAR or Performance Unit may be exercised.

     (f) The Company intends that this Section 9 shall comply with the requirements of the Rule during the term of this Plan. Should any provision of this Section 9 not be necessary to comply with the requirements of the Rule, or should any additional provisions be necessary for this Section 9 to comply with the requirements of the Rule, the Committee may amend this Plan or any Award agreement to add to or modify the provisions thereof accordingly.

     (g) To exercise a Limited SAR, the holder shall give written notice to the Company in form satisfactory to the Committee specifying the number of Shares with respect to which he is exercising the Limited SAR.

     (h) The exercise of a Limited SAR shall reduce on a one for one basis the number of Shares subject to the related Stock Option.

10. PERFORMANCE UNITS.

     (a) In conjunction with the granting of Stock Options under this Plan, the Committee may grant Performance Units relating to such Stock Options; provided, however, that in the case of Incentive Stock Options, the Committee may grant Performance Units only if and to the extent that the grant of such Performance Units is consistent with the treatment of the Stock Option as an Incentive Stock Option. Each grant of Performance Units shall cover such number of Shares and shall be on such other terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a Performance Unit Agreement setting forth such terms and conditions executed by the Company and the Grantee of the Performance Units. The number of Performance Units granted shall be equal to a specified number of Shares subject to the related Stock Options. The Committee shall value such Units to the extent that Performance Goals are achieved; provided, however, that in no event shall the value per Performance Unit exceed one hundred and fifty percent (150%) of the purchase price per Share at which the related Stock Option is exercisable.

     (b) The Committee shall have full and final authority to establish Performance Goals for each Performance Period on the basis of such criteria, and the attainment of such objectives, as the Committee may from time to time determine. In setting Performance Goals, the Committee may take into consideration such matters which it deems relevant and such financial and other criteria including but not limited to projected cumulative compounded rate of growth in earnings per Share and average return on equity. During any Performance Period, the Committee shall have the authority to adjust Performance Goals for the Performance Period as it deems equitable in recognition of extraordinary or nonrecurring events experienced by the Company during the Performance Period including, but not limited to, changes in applicable accounting rules or principles or changes in the Company's methods of accounting during the Performance Period or significant changes in tax laws or regulations which affect the financial results of the Company.

     (c) The term "Performance Goals" as used in this Section 10 shall mean the performance objectives established by the Committee for the Company for a Performance Period for the purpose of determining if, as well as the extent to which, a Performance Unit shall be earned.

     (d) The term "Performance Period" as used in this Section 10 shall mean the period of time selected by the Committee (which period shall be not more than five nor less than three years) commencing on January 1 of the Year in which the grant of Performance Units is made, during which the performance of the Company is measured for the purpose of determining the extent to which Performance Units have been earned.

     (e) Performance Units shall be earned to the extent that Performance Goals and other conditions established in accordance with Paragraph (b) of this
Section 10 are met. The Company shall promptly notify each Grantee of the extent to which Performance Units have been earned by such Grantee. A Performance Unit may be exercised only during the period following such notice and prior to expiration of the related option. Performance Units which have been earned shall be paid after exercise by the Grantee pursuant to Paragraph (h) of this Section
10. The Committee shall have the sole and absolute discretion to determine whether payment for such Performance Unit will be made in cash, Shares or a combination of cash and Shares, provided that any Shares used for payment shall be valued at their Fair Market Value on the date of the exercise of the Performance Unit.

     (f) Unless otherwise determined by the Committee, in the event that a Grantee of Performance Units ceases to be employed by RSI or any Subsidiary during the term of the related Stock Option, the Performance Units held by him shall be exercisable only to the extent the related Stock Option is exercisable and shall be forfeited to the extent that the related Stock Option was not exercisable on the Termination Date.

     (g) The Company intends that this Section 10 shall comply with the requirements of Section 16(b) of the 1934 Act and the rules thereunder, as from time to time in effect, including the Rule. Should any provision of this Section 10 not be necessary to comply with the requirements of said Section 16(b) and the rules thereunder or should any additional provision be necessary for this
Section 10 to comply with the requirements of Section 16(b) and the rules thereunder, the Committee may amend this Plan or any Award agreement to add to or modify the provisions thereof accordingly.

     (h) To exercise Performance Units, the Grantee shall give written notice to the Company in form satisfactory to the Committee addressed to the Secretary of the Company specifying the number of Shares with respect to which he is exercising Performance Units.

     (i) The exercise of Performance Units shall reduce on a one for one basis the number of Shares subject to the related Stock Option.

11. RESTRICTED STOCK RIGHTS.

     (a) The Committee from time to time may grant Restricted Stock Rights to key executive Employees selected by the Committee as being eligible therefor, which would entitle a Grantee to receive a stated number of Shares subject to forfeiture of such Rights if such Grantee failed to remain continuously in the employ of RSI or any Subsidiary for the period stipulated by the Committee (the "Restricted Period").

     (b) Restricted Stock Rights shall be subject to the following restrictions and limitations:

          (i) The Restricted Stock Rights may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of;

          (ii) Except as otherwise provided in Paragraph (d) of this Section 11, the Restricted Stock Rights and the Shares subject to such Restricted Stock Rights shall be forfeited and all rights of a Grantee to such Restricted Stock Rights and Shares shall terminate without any payment of consideration by the Company if the Grantee fails to remain continuously as an Employee of RSI or any Subsidiary for the Restricted Period. A Grantee shall not be deemed to have terminated his period of continuous employment with RSI or any Subsidiary if he leaves the employ of RSI or any Subsidiary for immediate reemployment with RSI or any Subsidiary.

     (c) The Grantee of Restricted Stock Rights shall not be entitled to any of the rights of a holder of the Common Stock with respect to the Shares subject to such Restricted Stock Rights prior to the issuance of such Shares pursuant to this Plan. During the Restricted Period, for each Share subject to a Restricted Stock Right, the Company will pay the holder an amount in cash equal to the cash dividend declared on a Share during the Restricted Period on or about the date the Company pays such dividend to the stockholders of record.

     (d) In the event that the employment of a Grantee terminates by reason of death, Disability or Retirement, such Grantee shall be entitled to receive the number of Shares subject to the Restricted Stock Right multiplied by a fraction
(x) the numerator of which shall be the number of days between the date of grant of such Restricted Stock Right and the date of such termination of employment, and (y) the denominator of which shall be the number of days in the Restricted Period, provided, however, that any fractional Share shall be cancelled. If a Grantee's employment is interrupted by reason of Disability or a leave of absence (as determined by the Committee), then the Committee may permit the delivery of the Shares subject to the Restricted Stock Right in such amounts as the Committee may determine.

     (e) Notwithstanding Paragraphs (a) and (b) of this Section 11, unless otherwise determined by the Committee prior to the occurrence of a Change of Control, in the event of a Change of Control all restrictions on Restricted Stock shall expire and all Shares subject to Restricted Stock Rights shall be issued to the Grantees. Additionally, the Committee may, at any time, provide for the acceleration of the Restricted Period and of the issuance of all or part of the Shares subject to Restricted Stock Rights. Any determination made by the Committee pursuant to this Section 11(e) may be made as to all Restricted Stock Rights or only as to certain Restricted Stock

Rights specified by the Committee. Once made, any determination by the Committee pursuant to this Section 11(e) shall be irrevocable.

     (f) When a Grantee shall be entitled to receive Shares pursuant to a Restricted Stock Right, the Company shall issue the appropriate number of Shares registered in the name of the Grantee.

12. DILUTION AND OTHER ADJUSTMENTS.

If there shall be any change in the Shares subject to this Plan or any Award granted under this Plan as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, adjustments may be made by the Committee, as it may deem appropriate, in the aggregate number and kind of Shares subject to this Plan or to any outstanding Award, and in the terms and provisions of this Plan and any Awards granted hereunder, in order to reflect, on an equitable basis, any such change in the Shares contemplated by this Section 12. Any adjustment made by the Committee pursuant to this Section 12 shall be conclusive and binding upon the Grantee, the Company and any other related person.

13. SUBSTITUTE OPTIONS.

Incentive and/or Non-qualified Stock Options may be granted under this Plan from time to time in substitution for either incentive or non-qualified stock options or both held by employees of other corporations who are about to become employees of the Company as the result of a merger, consolidation or reorganization of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes a Subsidiary of the Company. The terms and conditions of the Stock Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but, in the event that the option for which a substitute Stock Option is being granted is an incentive stock option, no variation shall adversely affect the status of any substitute Stock Option as an incentive stock option under the Code.

14. MISCELLANEOUS PROVISIONS.

     (a) Notwithstanding any other provision of this Plan, no Stock Option, SAR, Limited SAR or Restricted Stock Right granted hereunder may be exercised nor shall any payment in respect of any Performance Unit granted hereunder be made and all rights of the Grantee thereof, or of the Grantee's legal representatives, heirs or legatees, shall be forfeited if, prior to the time of such exercise or payment, the Committee (or in the event of a Change of Control, the Incumbent Board) determines that the Grantee has (i) used for profit or disclosed confidential information or trade secrets of the Company to unauthorized persons, or (ii) breached any contract with, or violated any legal obligation to, the Company, or (iii) engaged in any other activity which would constitute grounds for termination for cause of the Grantee by the Company. The Committee (or the Incumbent Board) shall give a Grantee written notice of such determination prior to making any such forfeiture. The Committee (or the Incumbent Board) may waive the conditions of this Paragraph in full or in part if, in its sole judgment, such waiver will have no substantial adverse effect upon the Company. The determination of the Committee (or the Incumbent Board) as to the occurrence of any of the events specified above and to the forfeiture, if any, shall be conclusive and binding upon the Grantee, the Company and any other related person.

     (b) The Grantee of an Award shall have no rights as a stockholder with respect thereto, except as otherwise expressly provided in this Plan, unless and until certificates for Shares are issued.

     (c) No Award or any rights or interests therein shall be assignable or transferable by the Grantee except by will or the laws of descent and distribution. During the lifetime of the Grantee, an Award shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

     (d) The Company shall have the right to deduct from all Awards granted hereunder to be distributed in cash any Federal, state, local or foreign taxes required by law to be withheld with respect to such cash payments. In the case of Awards to be distributed in Shares, the holder or other person receiving such Common Stock shall be required, as a condition of such distribution, either to pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Shares or to have the number of the Shares, valued at their Fair Market Value on the date of distribution, to be distributed reduced by an amount equal to the value of such taxes required to be withheld.

     (e) No Employee shall have any claim or right to be granted an Award under this Plan, nor having been selected as a Grantee for one Year, any right to be a Grantee in any other Year. Neither this Plan nor any action taken hereunder shall be construed as giving any Grantee any right to be retained in the employ of RSI or any Subsidiary, and the Company expressly reserves its right at any time to dismiss any Grantee with or without cause.

     (f) The costs and expense of administering this Plan shall be borne by the Company and not charged to any Award nor to any Grantee.

     (g) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and payment of Awards shall be subordinate to the claims of the Company's general creditors.

     (h) Whenever used in this Plan, the masculine gender shall include the feminine or neuter wherever necessary or appropriate and vice versa and the singular shall include the plural and vice versa.

     (i) With respect to Grantees subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event this Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into this Plan insofar as Grantees subject to Section 16 are concerned.

15. INDEMNIFICATION OF THE COMMITTEE.

Service on the Committee shall constitute service as a director of the Company and members of the Committee shall be entitled to indemnification, advancement of expenses and reimbursement as directors of the Company pursuant to its Restated Articles of Incorporation, By-Laws, resolutions of the Board of Directors of RSI or otherwise.

16. COMPLIANCE WITH LAW.

     (a) Each Grantee, to permit the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any applicable blue sky or state securities laws, shall represent in writing to the Company at the time of the grant of an Award and at the time of the issuance of any Shares thereunder that such Grantee does not contemplate and shall not make any transfer of any Shares to be acquired under an Award except in compliance with the 1933 Act and such Grantee shall enter into such agreements and make such other representations as, in the opinion of counsel to the Company, shall be sufficient to enable the Company legally to issue the Shares without registration thereof under the 1933 Act. Certificates representing Shares to be acquired under Awards shall bear legends as counsel for the Company may indicate are necessary or appropriate to accomplish the purposes of this Section 16.

     (b) If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to any Award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of or issuance of Shares under such Award, such Shares shall not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17. AMENDMENT OF THE PLAN.

The Committee may at any time (i) terminate this Plan or (ii) modify or amend this Plan in any respect, except that, to the extent required to maintain the qualification of this Plan under Section 16 of the 1934 Act, or as otherwise required to comply with applicable law or the regulations of any stock exchange on which the Shares are listed, the Committee may not, without shareholder approval, (A) materially increase the benefits accruing to Grantees under this Plan, (B) materially increase the number of securities which may be issued under this Plan or (C) materially modify the requirements as to eligibility for participation in this Plan. Should this Plan require amendment to maintain full legal compliance because of rules, regulations, opinions or statutes issued by the SEC, the U.S. Department of the Treasury or any other governmental or governing body, then the Committee or the Board may take whatever action, including but not limited to amending or modifying this Plan, is necessary to maintain such compliance. The termination or any modification or amendment of this Plan shall not, without the consent of any Grantee involved, adversely affect his rights under an Award previously granted to him.

18. EFFECTIVE DATE AND TERM OF THE PLAN.

     (a) This Plan shall become effective on May 5, 1995, subject to the approval of the shareholders of RSI.

     (b) Unless previously terminated in accordance with Section 17 of this Plan, this Plan shall terminate on the close of business on May 4, 2005, after which no Awards shall be granted under this Plan. Such termination shall not affect any Awards granted prior to such termination.

                                                                      APPENDIX C

                               RYDER SYSTEM, INC.

                              DIRECTORS STOCK PLAN

                                   SECTION I

                              PURPOSES OF THE PLAN

The Ryder System, Inc. Directors Stock Plan (the "Plan") is intended to enable Ryder System, Inc. (the "Company") to attract and retain persons of outstanding competence to serve as members of the Board of Directors of the Company and to provide a direct link between Directors' compensation and shareholder value.

                                   SECTION II

                           ADMINISTRATION OF THE PLAN

A. Committee -- The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall consist of not less than three members of the Board of Directors, each of whom shall be a "disinterested person" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Grants of stock to eligible participants under the Plan and the amount, nature and timing of the grants shall be automatically determined as described in Sections IV and V and shall not be subject to the determination of the Committee.

B. Authority of the Committee -- Subject to certain specific limitations and restrictions set forth in the Plan, the Committee shall have full and final authority to interpret the Plan; to prescribe, amend and rescind rules and regulations, if any, relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Committee with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries. The Committee shall not be empowered to take any action, whether or not otherwise authorized under the Plan, which would result in any Director failing to qualify as a "disinterested person".

C. Acts of the Committee -- A majority of the Committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be the acts of the Committee.

                                  SECTION III

                           STOCK SUBJECT TO THE PLAN

A. Common Stock -- The stock which is the subject of grants under the Plan shall be the Company's Common Stock, par value $ .50 per share ("Common Stock"), which shares shall be subject to the terms, conditions and restrictions described in the Plan.

B. Maximum Number Of Shares That May Be Granted -- There may be granted under the Plan an aggregate of not more than fifty thousand (50,000) shares of Common Stock, subject to adjustment as provided in Section VII hereof. Shares of Common Stock granted pursuant to the Plan may be either authorized, but unissued, shares or reacquired shares, or both.

C. Rights With Respect To Shares -- A Director to whom a grant of Common Stock has been made shall have absolute beneficial ownership of the shares of Common Stock granted to that Director, including the right to vote the shares and to receive dividends thereunder; subject, however, to the terms, conditions and restrictions described in the Plan, including, but not limited to, Section V. The certificate(s) for such shares shall be held by the Company (or by an agent designated by the Secretary of the Company) for the Director's benefit until the terms, conditions and restrictions lapse, whereupon the certificates shall be delivered to the Director.

                                   SECTION IV

                                 PARTICIPATION

A. Directors -- Participation in the Plan shall be limited to persons who serve as members of the Board of Directors of the Company and who, at the time of grant, are not "employees" of the Company and/or any of its subsidiaries, within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"). A Director who is an employee and who retires or resigns from employment with the Company and/or any of its subsidiaries, but remains, a Director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment.

B. Elections -- Any eligible Director may elect to participate in the Plan and receive grants of Common Stock as set out in Paragraph C of this Section IV by delivering to the Committee a written notice to such effect. Such election shall be made at least six (6) months prior to the Grant Date (as defined below) and shall be irrevocable in a manner sufficient to satisfy the Rules established by the Securities and Exchange Commission (the "SEC") pursuant to Rule 16b.3 under the Securities Exchange Act of 1934, as amended then in effect, and according to procedures established by the Committee.

C. Grants -- Each participating Director who has made an election pursuant to Paragraph B of this Section IV shall be eligible to receive annually, on the first New York Stock Exchange trading day of each calendar year (the "Grant Date"), following such election, in lieu of such Director's annual retainer for service as a director of the Company (the, "Annual Retainer",): (i) a grant of Common Stock and (ii) Eleven Thousand Five Hundred Dollars ($11,500.00) (collectively, the, "Formula",). The amount of Common Stock which shall be granted to a participating Director will be the number of whole shares which can be purchased for Fifteen Thousand Dollars ($15,000.00) based on the Fair Market Value of the shares on the Grant Date. Fractional shares shall not be granted. "Fair Market Value" will be the mean of the highest and lowest sale price for the Common Stock as reported on the New York Stock Exchange Composite Transaction Reporting System on the Grant Date.

D. Adjustment of Formula -- In the event that there shall be an increase or decrease in the Annual Retainer, the Formula shall adjust automatically so that both the relationship between the Formula and the Annual Retainer and the proportion of Common Stock and cash paid to a participating Director pursuant to the Formula are maintained.

                                   SECTION V

                      TERMS AND CONDITIONS OF STOCK GRANTS

A. Vesting -- Each grant of Common Stock to a participating Director in accordance with the Plan shall be vested on the six-month anniversary of the Grant Date, so long as the Director has served continuously as a director of the Company during the intervening six-month period. In the event a Director's service to the Company terminates before the shares have vested, then all shares granted to such Director which have not vested shall be cancelled and the shares forfeited and retransferred to the Company, with the Director having no further right or interest in such forfeited and retransferred shares.

B. Restrictions on Transfer -- Shares of Common Stock granted to a participating Director may not be assigned, (transferred, pledged, hypothecated or otherwise disposed of (i) before they have vested in accordance with (i) Paragraph A of this Section V and (ii) until six (6) months after the termination of the Director's service to the Company as a director.

                                   SECTION VI

                    COMPLIANCE WITH LAW AND OTHER CONDITIONS

A. Restrictions Upon Grant Of Common Stock -- The listing upon the New York Stock Exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be granted pursuant to the Plan may be necessary or desirable as a condition of, or in connection with, such grant and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Committee, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed.

B. Restrictions Upon Resale Of Unregistered Stock -- If the issuances of the shares of Common Stock that have been granted to a participating Director pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such Director, if the Committee shall deem it advisable, may be required to represent and agree in writing.

     (i) that any shares of Common Stock acquired by such Director pursuant to the Plan will not be sold, except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and

     (ii) that such Director is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

                                  SECTION VII

                                  ADJUSTMENTS

The number of shares of Common Stock of the Company reserved for grants under the Plan shall be subject to appropriate adjustment by the Committee, as necessary, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or similar event.

                                  SECTION VIII

                            MISCELLANEOUS PROVISIONS

A. Nothing in the Plan shall be construed to give any Director of the Company any right to a grant of Common Stock under the Plan unless all conditions described within the Plan are met as determined in the sole discretion of the Committee.

B. Neither the Plan, nor the granting of Common Stock nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time. Nothing in the Plan shall in any manner be construed to limit in any way the right of the Company or its shareholders to reelect or not reelect or renominate or not renominate a participating Director.

C. Any shares of Common Stock of the Company issued as a stock dividend, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock granted pursuant to the Plan shall have the same status and be subject to the same restrictions as the shares granted.

D. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any grant of Common Stock nor to any participating Director.

E. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with any event or action under the Plan.

                                   SECTION IX

                                   AMENDMENT

The Committee or the Board of Directors of the Company may suspend or discontinue the Plan, or revise or amend it in any respect whatsoever; except that, without shareholder approval, the Committee or the Board of Directors may not (a) materially increase the benefits accruing to participants under the Plan, (b) increase the number of shares of Common Stock available for grants under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan. Additionally, should the Plan require amendment to maintain full legal compliance because of rules, regulations, opinions or statutes issued by the SEC, the U.S. Department of the Treasury or any other governmental or governing body, then the Committee or the Board of Directors may take whatever action, including but not limited to amending or modifying the Plan, is necessary to maintain such compliance. The termination or any modification or amendment of the Plan shall not, without the consent of any participant involved, adversely affect rights under a previous grant of Common Stock. In no event shall Plan provisions dealing with the eligibility of participants to receive grants, the amount and price of securities to be granted, or the timing of the grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder.

                                   SECTION X

                                 GOVERNING LAW

The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Florida and construed accordingly.

                                   SECTION XI

                            APPROVAL BY SHAREHOLDERS

The Plan shall become effective only upon approval by the shareholders of the Company.

(Ryder Logo)
       Logistics & Transportation
       Solutions Worldwide







                                                      Ryder System, Inc.
                                                      3600 N.W. 82nd Avenue
                                                      Miami, Florida 33166
                                                      www.ryder.com



                                                      2990 o PS o 2001

                                     PROXY

                               RYDER SYSTEM, INC.

                          Annual Meeting - May 4, 2001
              Proxy Solicited on Behalf of the Board of Directors

    The undersigned hereby constitutes and appoints Gregory T. Swienton, Corliss
J. Nelson and Vicki A. O'Meara, and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and to vote as designated below, all the shares of common stock of RYDER SYSTEM, INC., held of record by the undersigned on March 7, 2001, at the Annual Meeting of Shareholders to be held at the Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida, on Friday, May 4, 2001 and at any adjournment thereof, on all matters to come before the meeting.

                                                   COMMENTS: (change of address)
  Election of Directors, Nominees:
                                                   -----------------------------
    (01) David I. Fuente, (02) Corliss J. Nelson,
    and (03) Christine A. Varney for a term of     -----------------------------
    office expiring at the 2004 Annual Meeting.
                                                   -----------------------------
                                                   (If you have written on the
                                                   above space, please mark the
                                                   corresponding box on the
                                                   reverse of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. However, please sign the card in any event since the Proxy Committee cannot vote your shares unless you sign and return this card.

[SEE REVERSE]     CONTINUED AND TO BE SIGNED ON REVERSE SIDE       [SEE REVERSE]
    SIDE                                                               SIDE

VOTE BY TELEPHONE                        VOTE BY INTERNET

It's fast, convenient, and immediate.    It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone     is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:            Follow these four easy steps:

1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.     Statement/Prospectus and Proxy Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxy.com/r

3. Enter your 14-digit Voter Control     3. Enter your 14-digit Voter Control
   Number located on your Proxy Card        Number located on your Proxy Card
   above your name.                         above your name.

4. Follow the recorded instructions.     4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE any time.            Go to http://www.eproxyvote.com/r any
                                         time.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.


                                 [DETACH HERE]


[X] Please mark
    votes as in
    this example.


This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR election of directors and FOR proposals 2, 3, and 4.

                                           Directors recommend a vote "FOR"
----------------------------------------------------------------------------------------------------------------------------------
                 FOR   WITHHELD                         FOR   AGAINST    ABSTAIN                             FOR  AGAINST  ABSTAIN
1. Election of   [ ]     [ ]   2. Ratification of an    [ ]     [ ]        [ ]      4. Ratification of KPMG  [ ]    [ ]      [ ]
   Directors                      Amendment to the                                     LLP as auditors.
   (see reverse)                  Ryder System, Inc.
                                  1995 Stock Incentive
                                  Plan.

                               3. Ratification of an    [ ]     [ ]        [ ]
                                  Amendment to the
   --------------------------     Ryder System, Inc.
   For, except vote withheld      Directors Stock Plan.
   from the nominee(s) listed
   above.                                                                                                     Change of Address/ [ ]
                                                                                                                 Comments On
                                                                                                                 Reverse Side

                                                                                  In their discretion said proxies may vote for a
                                                                                  new nominee of management, if any nominee has
                                                                                  become unavailable, and any other matters properly
                                                                                  coming before the meeting, all as set forth in the
                                                                                  Notice of Annual Meeting and Proxy Statement.

                                                                                  Please sign exactly as name appears hereon. Joint
                                                                                  owners should each sign. When signing as attorney,
                                                                                  executor, administrator, trustee or guardian,
                                                                                  please give full title as such.

Signature:___________________ Date:_____________ Signature:___________________ Date:_________________

